United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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eGain Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eGain

Corporation

1252 Borregas Avenue

Sunnyvale, CA 94089

(408) 636-4500

October 27, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders, or the Annual Meeting, of eGain Corporation that will be held on December 4, 2020, at 1:00 p.m., Pacific Time. In light of the on-going developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. If you wish to attend the Annual Meeting, please register online at https://viewproxy.com/egaincorp/2020 by 11:59 pm, Eastern Time, on December 1, 2020. You will be able to attend the Annual Meeting by accessing the link provided in an email following registration. We expect to return to an in-person meeting for our 2021 annual meeting of stockholders.

The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES MAY NOT BE VOTED WITH RESPECT TO EACH OF THE PROPOSALS UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE YOUR SHARES ELECTRONICALLY AT THE ANNUAL MEETING.

A copy of eGain’s 2020 Annual Report to Stockholders on Form 10-K is also enclosed.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely yours,

Ashutosh Roy
Chief Executive Officer

eGain Corporation

Notice of Annual Meeting of Stockholders

to be held December 4, 2020

To the Stockholders of eGain Corporation:

The Annual Meeting of Stockholders, or the Annual Meeting, of eGain Corporation, or eGain or the Company, a Delaware corporation, will be held on December 4, 2020, at 1:00 p.m., Pacific Time. In light of the on-going developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. If you wish to attend the Annual Meeting, please register online at https://viewproxy.com/egaincorp/2020 by 11:59 pm, Eastern Time, on December 1, 2020. You will be able to attend the Annual Meeting by accessing the link provided in an email following registration.

We are holding this Annual Meeting for the following purposes:

1.	to elect directors to serve until the 2021 annual meeting of stockholders and thereafter until their successors are elected and qualified;
2.	to confirm the approval and ratify the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan;
3.	to confirm the approval and ratify the 2014 amendments to the Amended and Restated 2005 Management Stock Option Plan;
4.	to confirm the approval and ratify the 2017 Employee Stock Purchase Plan;
5.	to approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers;
6.	to approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation;
7.	to ratify the appointment of BPM LLP, as eGain’s Independent Registered Public Accounting Firm; and
8.	to transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

Stockholders of record as of the close of business on October 9, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at eGain’s offices, 1252 Borregas Avenue, Sunnyvale, California 94089, ten days prior to the Annual Meeting. This list will also be available for examination during the Annual Meeting.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the virtual Annual Meeting, subject to your prior registration to attend and vote at the Annual Meeting.

By Order of the Board of Directors,

Stanley F. Pierson
Secretary

Sunnyvale, California

October 27, 2020

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on December 4, 2020.

The Proxy Statement for our Annual Meeting and eGain’s Annual Report to Stockholders on Form 10-K for the fiscal year ended June 30, 2020, or the 2020 Annual Report, are available at http://www.edocumentview.com/EGAN.

Appendix A — eGain Corporation Amended and Restated 2005 Stock Incentive Plan

Appendix B — eGain Corporation Amended and Restated 2005 Managament Stock Option Plan

Appendix C — eGain Corporation 2017 Employee Stock Purchase Plan

eGain Corporation

1252 Borregas Avenue,

Sunnyvale, California 94089

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of eGain Corporation, a Delaware corporation, referred to as eGain or the Company, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of eGain (the “Annual Meeting”), to be held virtually on December 4, 2020 at 1:00 p.m., Pacific Time, and any postponement or adjournment thereof. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of eGain a written revocation or a duly executed proxy bearing a later date or by voting electronically at the Annual Meeting, subject to your prior registration to attend and vote at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors set forth below.

The Board of Directors recommends that you vote:

●	“FOR” the election of each of the nominated directors;
●	“FOR” the confirmation of approval and ratification of the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan;
●	“FOR” the confirmation of approval and ratification of the 2014 amendments to the Amended and Restated 2005 Management Stock Option Plan;
●	“FOR” the confirmation of approval and ratification of the 2017 Employee Stock Purchase Plan;
●	“FOR” the approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers;
●	For the “EVERY YEAR” option, on a non-binding advisory basis, as the frequency of a non-binding advisory stockholder vote on the compensation of our named executive officers; and
●	“FOR” the ratification of BPM LLP, as eGain’s Independent Registered Public Accounting Firm.

Stockholders of record at the close of business on October 9, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, eGain had 30,924,088 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of eGain’s outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Directors are elected by a plurality vote. The five nominees for director who receive the most votes cast in their favor will be elected to serve as a director. Other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes and will have the same effect as negative votes, because approval requires an absolute percentage of affirmative votes.

The expense of printing, mailing proxy materials and soliciting proxies will be borne by eGain.  Our directors, and certain of our officers and employees in the ordinary course of their employment, may solicit proxies by mail, internet, facsimile, in person, email or other online methods. eGain will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of eGain’s Common Stock. No additional compensation will be paid to such persons for such solicitation.

This Proxy Statement, the accompanying form of proxy and the 2020 Annual Report, including our consolidated financial statements, are being mailed to stockholders on or about October 30, 2020.

After careful consideration, in light of the on-going developments related to the COVID-19 pandemic and to protect the health of our employees, stockholders and the community, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. In addition, we believe that the virtual meeting format will expand stockholder access and participation. You will not be able to attend the Annual Meeting in person. We currently expect that the 2021 annual meeting of stockholders will be held in person. The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast.

If you wish to attend the Annual Meeting, please register online at https://viewproxy.com/egaincorp/2020 by 11:59 pm, Eastern Time, on December 1, 2020.

If you hold your shares in your name and have received a proxy card, please click “Registration for Registered Holders” and enter your name, phone number, mailing address, e-mail address and indicate if you plan to vote at the Annual Meeting.

If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders” and enter your name, phone number, mailing address, e-mail address and indicate if you plan to vote at the Annual Meeting. Then please upload at https://aallc.sharefile.com/share/upload/r2cd89fdfc6a4dc08 or email to VirtualMeeting@viewproxy.com a copy of your legal proxy that you have obtained from your bank or broker. Please note that beneficial holders must submit a copy of their legal proxy from their bank or broker if they wish to vote their shares at the Annual Meeting. If you are a beneficial holder and want to attend the Annual Meeting and not vote, you will need to provide proof of ownership by providing a copy of your legal proxy that you obtained from your bank or broker, a copy of your voter instruction form, proxy card or current broker statement, during your registration.

You will be able to attend the Annual Meeting by accessing the link provided in an email by December 2, 2020. You will need a password in order to attend the Annual Meeting, which will also be provided to you by December 2, 2020 in a separate email. If you have indicated that you plan to vote at the Annual Meeting when you registered, please visit www.fcrvote.com/EGAN in order to vote your shares during the Annual Meeting while the polls are open. You will need a control number in order to vote, which will be provided to you prior to the Annual Meeting date in an email.

The Annual Meeting will begin promptly at 1:00 p.m., Pacific Time, on December 4, 2020. We encourage you to access the virtual meeting website prior to the start time.

If you wish to submit a question during the Annual Meeting, you may do so using the “questions” box. We will answer questions that comply with our meeting rules of conduct, subject to time constraints. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination during the Annual Meeting upon request. We will provide a secure link to the list of stockholders.

If you have trouble accessing the Annual Meeting, check to make sure you have downloaded the required software. If you are still having problems, please e-mail VirtualMeeting@viewproxy.com for assistance.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-paid return envelope so that, whether you intend to be present at the virtual Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the virtual Annual Meeting, subject to your prior registration to attend and vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors proposes the election of five directors of eGain to serve until the 2021 annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board of Directors to fill the vacancy.

The names of the nominees and certain biographical information about them are set forth below:

Ashutosh Roy, age 54, co-founded eGain and has served as Chief Executive Officer and a Director of eGain since September 1997 and as President since October 2003. From May 1995 through April 1997, Mr. Roy served as Chairman of WhoWhere? Inc., an Internet-services company co-founded by Mr. Roy. From June 1994 to April 1995, Mr. Roy worked at Parsec Technologies, a call center company based in New Delhi, India, which he co-founded. From August 1988 to August 1992, Mr. Roy worked as a software engineer at Digital Equipment Corporation, a major company in the computer industry at the time. Mr. Roy holds a B.S. in Computer Science from the Indian Institute of Technology, New Delhi, a Master’s degree in Computer Science from Johns Hopkins University and a M.B.A. from Stanford University. Mr. Roy’s qualifications to serve on our Board of Directors include his industry experience and deep knowledge of eGain from his position as a founder of our Company and as our Chief Executive Officer for over 20 years.

Gunjan Sinha, age 53, co-founded eGain and has served as a Director of eGain since its inception in September 1997 and as President of eGain from January 1998 until September 2003. Since January 2004, Mr. Sinha has served as Executive Chairman of MetricStream Inc., a supplier of software applications for enterprise quality and compliance management. From May 1995 through April 1997, Mr. Sinha served as President of WhoWhere? Inc., an internet service company co-founded by Mr. Sinha. Prior to co-founding WhoWhere? Inc., Mr. Sinha was a hardware developer of multiprocessor servers at Olivetti Advanced Technology Center. In June 1994, Mr. Sinha co-founded Parsec Technologies, Inc. Mr. Sinha has also served as Chairman of Regalix Inc., a digital marketing company, since 1998 and as Chairman of Open Growth, LLC, a technology holding company, since January 2014. Mr. Sinha holds a degree in Computer Science from the Indian Institute of Technology, New Delhi, a master’s degree in Computer Science from the University of California, Santa Cruz, and a master’s degree in Engineering Management from Stanford University. We believe that Mr. Sinha’s qualifications to serve on our Board of Directors include his extensive experience founding, managing and investing in technology companies and deep knowledge of the Company gained from his position as a founder and former officer of the Company.

Phiroz P. Darukhanavala, age 72, also known as Daru, has served as a member of eGain’s Board of Directors since September 2000. Dr. Darukhanavala, has an extensive global background in the oil and gas industry including exploration, production, refining, retail and marketing; holding several technology, operational and strategy leadership positions at BP p.l.c., and multinational oil and gas company (“BP”). From June 2010 to February 2015, he  was the Vice President and Chief Technology Officer at BP. Previously, Dr. Darukhanavala was Vice President, Merger and Integration at BP where he led the IT integration programs resulting from the merger of BP, Amoco and Arco. Earlier in his BP career, Dr. Darukhanavala was the IT Functional Chief at BP Exploration in London, chief information officer for BP Retail, chief information officer of BP Alaska, chief information officer for BP Exploration US and Head of Scientific Systems and Operations Research at SOHIO. In addition to his contributions running large scale, complex businesses, he has gained a high-level strategic perspective as a director for several companies, as well as board roles for high profile industry associations and universities. Dr. Darukhanavala holds a Ph.D. and a M.S. degree in Operations Research from Case Western Reserve University in Cleveland, Ohio and a BS in Mechanical Engineering from IIT (Bombay). We believe that Dr. Darukhanavala’s qualifications to serve on our Board of Directors include his business financial expertise and his extensive management experience.

Brett Shockley, age 61, joined eGain’s Board of Directors in January 2016 and has served as eGain’s Lead Independent Director since September 2017. Mr. Shockley currently provides strategy and corporate development consulting for software and cloud-based services companies. From August 2008 to December 2014, Mr. Shockley held numerous positions at Avaya Inc., a global provider of business collaboration and communications solutions, including Senior Vice President and General Manager of Software and Emerging Technologies, and Senior Vice President of Corporate Development, Strategy and Chief Technology Officer. Before joining Avaya, Mr. Shockley was the Chief Executive Officer and co-founder of Spanlink Communications Inc., a contact center software and services business, which he brought through an initial public offering on

Nasdaq. In 2007, Mr. Shockley co-founded Calabrio, a workforce optimization software company which was acquired by KKR & Co. Inc. (NYSE: KKR) in 2016. Prior to Calabrio, Mr. Shockley was the Vice President and General Manager of the Customer Contact Business Unit of Cisco Systems Inc., a multinational technology company. Mr. Shockley currently serves as a member of the board of directors of Spok Holdings, Inc. (Nasdaq: SPOK), a healthcare communications company. In addition to holding patents in social networking and telecommunications, Mr. Shockley has an M.B.A. in Marketing from the University of Minnesota’s Carlson School of Management and a bachelor’s degree in Mechanical Engineering from the University of Minnesota’s Institute of Technology. Mr. Shockley attended Stanford University’s Directors Consortium in 2017. Mr. Shockley was a 2007 Ernst & Young Entrepreneur of the Year award winner, University of Minnesota Alumni Lifetime Achievement award winner in 2006 and 2008 Minnesota High Tech Association Emerging Technology Company award winner. We believe that Mr. Shockley’s qualifications to serve on our Board of Directors include his extensive experience founding, managing, investing and serving as a Director in public and private technology companies, and deep knowledge of the Company’s industry.

Christine Russell, age 71, joined eGain’s Board of Directors in February 2017. From July 2018 to August 2020, Ms. Russell has served as the Chief Financial Officer and Executive VP of PDF Solutions, Inc. (Nasdaq: PDFS), a company that offers process software for the semiconductor industry. Prior to that, she was the Chief Financial Officer of Uni-Pixel, Inc. (Nasdaq: UNXL), a company that develops and markets high performance metal mesh capacitive touch sensors, from May 2015 to March 2018, the Chief Financial Officer of Vendavo, Inc., a SaaS model pricing optimization enterprise software company, from May 2014 to March 2015, and the Chief Financial Officer of Evans Analytical Group, a leading international provider of materials characterization and microelectronic failure analysis and “release to production” services, from May 2009 to September 2013. Ms. Russell has served as a director and chair of the audit committee of the board of directors of QuickLogic Corporation (Nasdaq: QUIK), a fabless semiconductor company, since June 2005, and as a director and audit committee member of the board of directors of AXT Inc. (Nasdaq: AXTI), a material science company, since December 2019. Ms. Russell previously served as a director of Silicon Valley Directors’ Exchange (SVDX) and also served as president of Financial Executives International (Silicon Valley Chapter), and as an emeritus member of the business school advisory board at Santa Clara University, Leavey School of Business. Ms. Russell holds a B.A. degree and an M.B.A. in finance from Santa Clara University. We believe that Ms. Russell’s extensive experience, including serving as Chief Financial Officer and in other finance positions at five publicly traded companies, two private equity-backed firms and a number of venture capital backed companies for over the past 30 years qualifies her to serve on our Board of Directors.

Director Independence

Our Board of Directors has determined that, except for Mr. Roy, each individual who currently serves as a member of our Board of Directors is an “independent director” within the meaning of the rules of The Nasdaq Stock Market and the Securities and Exchange Commission (the “SEC”). Mr. Roy is not considered independent as he is employed by eGain as its Chief Executive Officer.

Board Leadership

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board of Directors believes it is in the best interests of eGain and its stockholders to evaluate such roles from time to time based on the composition of the Board of Directors and on the input from our independent directors. The Board of Directors has determined that having eGain’s Chief Executive Officer serve as Chairman of the Board is in the best interests of the Company’s stockholders at this time. Our Board of Directors believes that this structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fosters greater communication between the Company’s management and the Board of Directors.

The Board of Directors also recognized the importance of strong independent board leadership. For that reason, the Board of Directors established the position and responsibilities of Lead Independent Director. Mr. Shockley currently serves as Lead Independent Director. Responsibilities of the Lead Independent Director include presiding over board meetings in the absence of the Chairman of the Board, serving as a liaison between the Chairman of the Board and the independent directors, acting as a liaison to shareholders under appropriate circumstances, and performing such other functions and responsibilities as requested by the Board of Directors from time to time.

Board of Directors - Risk Oversight

Companies, including eGain, face a variety of risks, including credit risk, liquidity risk, currency exchange risk and operational risk. For a detailed discussion of these risks, we encourage you to review the 2020 Annual Report. Our Board of

Directors believes an effective risk management system will timely identify the material risks that eGain faces and communicate necessary information with respect to material risks to senior executives. As appropriate, our Board of Directors or its relevant committees have in the past and will in the future implement risk management strategies consistent with the Company’s risk profile and integrate risk management into the Company’s decision-making.

Our Board of Directors retains ultimate oversight over the Company’s risk management. Our Audit Committee takes an active role in overseeing company-wide risk management and discusses risk management processes with our Board of Directors. The Compensation Committee also oversees the Company’s compensation policies and practices to ensure that the Company’s compensation policies and practices do not motivate imprudent risk taking. In addition, our Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. Our Board of Directors, with the input of the Company’s executive officers, assesses likely areas of future risk for the Company on an on-going basis.

Board Meetings and Committees

Our Board of Directors held four regular meetings during fiscal year 2020. Each director attended or participated in 75% or more of the meetings of our Board of Directors and of the committees on which such director served during fiscal year 2020. Three directors attended the 2019 annual meeting of stockholders in person or by phone. While we do not have a formal policy on attendance at our annual meeting of stockholders, we encourage each of the members of our Board of Directors to attend our annual meeting of stockholders.

Our Board of Directors has appointed a Compensation Committee, a Stock Option Committee, a Nominating and Corporate Governance Committee and an Audit Committee. Copies of the charters of the Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee are available on our website at http://www.egain.com/company/investors/governance-documents/.

The members of the Compensation Committee for fiscal year 2020 were independent directors Dr. Phiroz Darukhanavala and Brett Shockley. The Compensation Committee held one meeting during fiscal year 2020. The Compensation Committee’s functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of eGain. The Compensation Committee operates under the Compensation Committee Charter adopted by our Board of Directors.

The members of the Stock Option Committee for the fiscal year 2020 were Ashutosh Roy and Gunjan Sinha. The Stock Option Committee met or took action by written consent on twelve occasions during fiscal year 2020. The Stock Option Committee’s functions are to grant options to non-officer employees and other service providers of the Company, consistent with eGain’s compensation policies and practices.

The members of the Nominating and Corporate Governance Committee for fiscal year 2020 were independent directors Gunjan Sinha, Christine Russell and Brett Shockley. The Nominating and Corporate Governance Committee held one meeting during fiscal year 2020. The Nominating and Corporate Governance Committee’s primary functions are to seek and recommend to our Board of Directors qualified candidates for election to our Board of Directors and to oversee matters of corporate governance, including the evaluation of our Board of Directors’ performance and processes as well as the assignment and rotation of members on the committees established by the Board of Directors. The Nominating and Corporate Governance Committee operates under the Nominating and Corporate Governance Committee Charter adopted by our Board of Directors.

The members of the Audit Committee for fiscal year 2020 were independent directors Christine Russell, Brett Shockley and Dr. Phiroz Darukhanavala. Christine Russell is currently the “audit committee financial expert” as defined by the rules of the SEC and an “independent director” under the rules of The Nasdaq Stock Market. The Audit Committee held four meetings during fiscal year 2020. The Audit Committee’s functions are to review the scope of the annual audit, monitor the Independent Registered Public Accounting Firm’s relationship with eGain, advise and assist the Board of Directors in evaluating the Independent Registered Public Accounting Firm’s examination, supervise eGain’s financial and accounting organization and financial reporting, and nominate, for approval of the Board of Directors, the Independent Registered Public Accounting Firm whose duty it is to audit the financial statements of eGain for the fiscal year for which it is appointed. The Audit Committee operates under the Audit Committee Charter adopted by our Board of Directors.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communications in writing to: Secretary, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089. You must include your name and address in the written communication and indicate whether or not you are a stockholder of the Company. The Secretary will review any communications received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board of Directors based on the subject matter.

Code of Ethics

Our Board of Directors approved a code of ethics applicable to the Board of Directors, senior management, including financial officers, and all other employees. The Code of Ethics and Business Conduct (the “Code of Ethics”), includes standards intended to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports filed with the SEC; compliance with laws; prompt internal reporting of violations of the Code of Ethics; and accountability for the adherence to the Code of Ethics. The Code of Ethics is available on our website at http://www.egain.com/company/investors/governance-documents/. Copies of the Code of Ethics are also available in print upon written request to: Secretary, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089.

Director Qualifications

The Nominating and Corporate Governance Committee periodically reviews with our Board of Directors the appropriate skills and characteristics required for members of the Board of Directors given the current composition of the Board of Directors. Although we have no formal diversity policy for members of our Board of Directors, the Board of Directors and the Nominating and Corporate Governance Committee believe that our Board of Directors should be comprised of individuals who have a diversity of backgrounds, leadership qualities, a record of success in their arena of activity and who can make substantial contributions to the operations of the Board of Directors. The assessment of Board of Directors candidates includes, but is not limited to, consideration of relevant industry experience, relevant financial experience, general business experience and compliance with independence and other qualifications necessary to comply with any applicable corporate and securities laws and the rules and regulations thereunder. Specific consideration is also given to: contributions valuable to the business community; personal qualities of leadership, character, and judgment: whether the candidate possesses and maintains throughout his or her service on the Board of Directors, a reputation in the community at large, of integrity, competence and adherence to the highest ethical standards; relevant knowledge and diversity of background and experience in such things as business, software development, manufacturing, technology, finance and accounting, marketing, international business, government and the like; and whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings. There are no formal minimum criteria for director nominees. The Nominating and Corporate Governance Committee does, however, believe it is appropriate for at least one, and preferably multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and that a majority of the members of the Board of Directors meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it is appropriate for certain members of management to serve on the Board of Directors. When evaluating a candidate for the Board of Directors, the Nominating and Corporate Governance Committee does not assign specific weight to any of these factors nor does it believe that all of the criteria necessarily apply to every candidate. A director’s qualifications in light of the above-mentioned criteria are considered at least each time the director is nominated or re-nominated for Board of Directors membership.

Identifying and Evaluating Director Nominees

The Nominating and Corporate Governance Committee considers candidates for Board of Directors membership suggested by members of the Board of Directors and management of eGain. The Nominating and Corporate Governance Committee will consider persons recommended by eGain’s stockholders in the same manner as a nominee recommended by members of the Board of Directors or management. A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify eGain’s Secretary or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. After completing the evaluation and review, the Nominating and Corporate Governance Committee makes a recommendation to our full Board of Directors as to the person who should be nominated to the Board of Directors, and our Board of Directors considers the nominee after evaluating the recommendation and report of the Nominating and Corporate Governance Committee. Each director candidate recommended for election at this year’s Annual Meeting is an existing director, seeking re-election to the Board of Directors.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to eGain’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 120 days prior to any meeting called for the election of directors; however, if we have not given 100 days’ notice of such meeting, we must have received the stockholder’s notice not later than the close of business on the 7th day following the day on which notice was given. Information required by the Bylaws to be in the notice includes (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee, (c) the number of shares of our common stock which are beneficially owned by each such nominee and by the nominating stockholder, and (d) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Securities Exchange Act of 1934, as amended.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089.

Director Compensation

The non-employee members of the Board of Directors receive compensation in the form of annual cash compensation and equity compensation from time to time. Non-employee directors receive an annual fee of $50,000 in cash payable quarterly, and Mr. Shockley receives an additional annual fee of $10,000, payable quarterly, for his service as Lead Independent Director. eGain last granted options to purchase common stock to directors in September 2017, which options vest over four years. Directors are also reimbursed for their expenses for each meeting attended.

The following table details the compensation paid to non-employee directors during fiscal year 2020:

Name (1)	Fees earned or paid in cash ($)	Option awards ($) (2)	Total ($)
Gunjan Sinha	50,000	12,904	62,904
Phiroz P. Darukhanavala	50,000	12,904	62,904
Brett Shockley	60,000	11,483	71,483
Christine Russell	50,000	10,029	60,029

(1)	Mr. Roy, eGain’s Chief Executive Officer and Chairman of the Board, is not included in the table as he is an employee of eGain and received no compensation for his services as Chairman of the Board. The compensation received by Mr. Roy is shown in the 2020 Summary Compensation Table.
(2)	Amounts reported represent the compensation recognized for financial reporting purposes for fiscal year 2020, in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation, excluding forfeitures, utilizing the assumptions discussed in Note 6 to our consolidated financial statements in the 2020 Annual Report.

The following table provides information on the outstanding option awards for each of the non-employee directors as of June 30, 2020:

	Number of Securities Underlying Unexercised Options (#)		Option Exercised	Option Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Gunjan Sinha	500	—	13.40	11/08/2023
	500	—	5.31	11/07/2024
	500	—	4.34	11/06/2025
	52,500	17,500	2.50	09/19/2027
Total	54,000	17,500

Phiroz P. Darukhanavala	25,000	—	1.50	02/03/2021
	500	—	4.42	11/12/2022
	500	—	13.40	11/08/2023
	500	—	5.31	11/07/2024
	500	—	4.34	11/06/2025
	52,500	17,500	2.50	09/19/2027
Total	79,500	17,500

Brett Shockley	26,694	15,573	2.50	09/19/2027
Total	26,694	15,573

Christine Russell	44,791	5,209	1.80	02/24/2027
	19,687	6,563	2.50	09/19/2027
Total	64,478	11,772

Compensation Committee Interlocks and Insider Participation

Messrs. Darukhanavala and Shockley, each of whom are non-employee directors, served as members of the Compensation Committee in fiscal year 2020. None of eGain’s executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more of its executive officers serving as a member of eGain’s Board of Directors or Compensation Committee.

Stock Performance Graph

The following information is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into such a filing.

Set forth below is a line graph showing the cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on June 30, 2015 in each of our common stock, the Nasdaq Market Index and the S&P Software & Services Select Industry Index for the period commencing on June 30, 2015 and ending on June 30, 2020. The comparisons in the table are required by the SEC and are not intended to forecast or be indicative of future performance of our common stock.

Comparison of Cumulative Total Return Among eGain Corporation,
Nasdaq Market Index and S&P Software & Services Select Industry Index

	06/30/15	06/30/16	06/30/17	06/30/18	06/30/19	06/30/20
eGain Corporation	$100.00	$56.29	$32.93	$301.40	$162.48	$221.76
Nasdaq Composite	$100.00	$98.32	$126.14	$155.91	$168.04	$212.83
S&P Software & Services Select Industry Index	$100.00	$99.74	$124.57	$162.25	$193.96	$226.46

Required Vote

Approval of the election as director of each of the nominees set forth above requires a plurality vote. The five nominees for director who receive the most votes cast in their favor will be elected to serve as a director.

The Board of Directors recommends a vote “FOR” the election as director of each of the nominees set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of Common Stock of eGain as of October 9, 2020 for the following:

●each person or entity who is known by eGain to own beneficially more than 5% of the outstanding shares of Common Stock;

●each of our named executive officers included in the 2020 summary compensation table; and

●each of eGain’s current directors and executive officers as a group.

Unless otherwise noted, the address of each named beneficial owner is that of eGain.

The percentage ownership is based on 30,924,088 shares of eGain Common Stock outstanding as of October 9, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options and warrants held by that person (and only that person) that are currently exercisable or exercisable within sixty (60) days after October 9, 2020. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. In addition to our Chief Executive Officer and Chief Financial Officer, we had only two additional named executive officers during fiscal year 2020.

Name and address of beneficial owner	Common stock beneficially owned (Shares)	Common stock beneficially owned (%)
Other 5% Stockholders:
Oaktop Capital Management II, L.P. (1)	2,536,843	8.2
The Vanguard Group (2)	2,118,511	6.9
Live Oak Trust and Affiliates (3)	1,822,861	5.9

Named executive officers and directors:
Ashutosh Roy (4)	8,929,550	28.9
Gunjan Sinha (5)	905,170	2.9
Promod Narang (6)	488,468	1.6
Eric Smit (7)	248,187	*
Phiroz P. Darukhanavala (8)	83,875	*
Christine Russell (9)	68,203	*
Brett Shockley (10)	30,578	*
All current executive officers and directors as a group: (8 persons)	10,754,031	34.8

* Indicates less than one percent.

(1)	Based solely on a Schedule 13G filed on February 4, 2020. The mailing address of Oaktop Capital Management II, L.P. is One Main Street, Suite 202, Chatham, NJ 07928.
(2)	Based solely on a Schedule 13G filed on February 12, 2020. The Vanguard Group has sole voting power and shared dispositive power with respect to 40,021 shares, and sole dispositive power with respect to 2,118,511 shares. The mailing address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(3)	Based solely on a Schedule 13D filed on May 10, 2016. Consists of (i) 871,734 shares held by Live Oak Trust; (ii) 8,804 shares held by Keystone Group, L.P., Keystone MGP, L.L.C. is the general partner of Keystone Group, L.P.; (iii) 320 shares held by Stratton R. Heath III; (iv) 346,713 shares held by FW Private Investments, L.P., FW Investment Genpar MGP, LLC is the general partner of FW Investment Genpar, L.P., which is the general partner of FW Private Investments, L.P.; (v) 537,576 shares held by Capital Partnership, L.P., Group VI 31, L.L.C. is the sole member of Capital Genpar, L.L.C., which is the general partner of Capital Partnership, L.P.; (vi) 57,714 shares held by the J. Taylor Crandall Revocable Trust. J. Taylor Crandall is the sole member of Group VI 31 and trustee of the J. Taylor Crandall Revocable Trust and may be deemed to have voting and dispositive power over such shares. Robert M. Bass is the manager of FW Investment Genpar MGP, LLC and co-trustee, along with Anne T. Bass of Live Oak Trust and may be deemed to have voting and dispositive power over such shares. The mailing address of Live Oak Trust and its affiliates is 201 Main Street, Suite 3100, Fort Worth, Texas 76102.

(4)	All shares are held by Mr. Roy’s living trust, The Roy and Sharma Living Trust, and includes 362,500 shares subject to options exercisable within 60 days of October 9, 2020. Mr. Roy has sole voting and dispositive power over such shares.
(5)	Includes 58,375 shares subject to options exercisable within 60 days of October 9, 2020.
(6)	Includes 191,000 shares subject to options exercisable within 60 days of October 9, 2020.
(7)	Includes 119,000 shares subject to options exercisable within 60 days of October 9, 2020.
(8)	Consists of 83,875 shares subject to options exercisable within 60 days of October 9, 2020.
(9)	Consists of 68,203 shares subject to options exercisable within 60 days of October 9, 2020.
(10)	Includes 978,540 shares subject to options exercisable within 60 days of October 9, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, eGain’s directors, executive officers and any persons holding more than 10% of eGain’s Common Stock are required to report their initial ownership of eGain’s Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and eGain is required to identify in this Proxy Statement those persons who failed to timely file these reports.

Delinquent Section 16(a) Reports

To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations from the reporting persons, no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report in a timely manner during fiscal year 2020, except for a Form 4 for Mr. Sinha reporting a transaction on July 2, 2020 which was filed on July 15, 2020.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding eGain’s executive officers as of October 9, 2020:

Name	Age	Position
Ashutosh Roy	54	Chief Executive Officer and Chairman of the Board
Eric Smit	58	Chief Financial Officer
Promod Narang	62	Senior Vice President of Products and Engineering
Todd Woodstra	58	Senior Vice President of Global Sales

Ashutosh Roy co-founded eGain and has served as Chief Executive Officer and a Director of eGain since September 1997 and as President since October 2003. From May 1995 through April 1997, Mr. Roy served as Chairman of WhoWhere? Inc., an Internet-services company co-founded by Mr. Roy. From June 1994 to April 1995, Mr. Roy worked at Parsec Technologies, a call center company based in New Delhi, India, which he co-founded. From August 1988 to August 1992, Mr. Roy worked as a software engineer at Digital Equipment Corporation, a major company in the computer industry at the time. Mr. Roy holds a B.S. in Computer Science from the Indian Institute of Technology, New Delhi, a Master’s degree in Computer Science from Johns Hopkins University and a M.B.A. from Stanford University.

Eric Smit has served as Chief Financial Officer since August 2002. Prior to that, Mr. Smit served in a variety of roles at eGain, including Vice President, Operations from April 2001 to July 2002, Vice President, Finance and Administration from June 1999 to April 2001, and Director of Finance from June 1998 to June 1999. From December 1996 to May 1998, Mr. Smit served as Director of Finance for WhoWhere? Inc., an Internet services company. From April 1993 to November 1996, Mr. Smit served as Vice President of Operations and Chief Financial Officer of Velocity Incorporated, a software game developer and publishing company. Mr. Smit holds a Bachelor of Commerce in Accounting from Rhodes University, South Africa.

Promod Narang has served as Senior Vice President of Products and Technologies since March 2000. Mr. Narang joined eGain in October 1998, and served as Director of Engineering prior to assuming his current position. Prior to joining eGain, Mr. Narang served as President of VMpro, a system software consulting company, from September 1987 to October 1998. Mr. Narang holds a Bachelor of Science in Computer Science from Wayne State University.

Todd Woodstra has served as Senior Vice President of Global Sales since August 2017. Prior to joining eGain, Mr. Woodstra was the Senior Vice President of Enterprise/Channels at Sparks Compass, a real time data analytics platform company, and the Senior Vice President of Enterprise Sales for Interactions LLC from January 2015 to February 2017, where he led enterprise customer sales focused on virtual assistant solutions. From November 2009 to July 2014, Mr. Woodstra was Vice President of Global Channel and Partner Alliances for Nuance Communications where he managed and executed business in channels and commercial enterprise, self-service, mobile, collaboration, unified communications, natural language speech recognition, voice biometrics, gesture technologies, inbound/outbound notification and voice-to-text transcription. Mr. Woodstra holds a Bachelor of Arts in Business Administration, Management Information Systems from California State University, San Bernardino.

Compensation Discussion and Analysis

Company Philosophy on Compensation

The Compensation Committee of our Board of Directors is responsible for providing oversight and determining our executive compensation programs. To that end, our Compensation Committee reviews corporate performance relevant to the compensation of our executive officers and works with management to establish our executive compensation programs. The general philosophy of our executive compensation program is to:

●	encourage creation of stockholder value and achievement of strategic corporate objectives by providing management with long-term incentives through equity ownership by management;
●	provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, high caliber personnel;
●	provide a total compensation opportunity that is competitive with companies in our industry, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance;
●	provide fair and internally consistent compensation; and
●	other relevant considerations such as rewarding extraordinary performance.

Our executive compensation program is designed to reward team accomplishments while promoting individual accountability. The combination of incentives is designed to balance annual operating objectives and eGain’s earnings’ performance with longer-term stockholder value creation.

Establishing Compensation

Recommendations for executive compensation are made by our Compensation Committee and approved by the independent members of our Board of Directors. The Compensation Committee may not delegate its authority in these matters to other persons. Our Compensation Committee typically reviews our executive officers’ compensation, including our named executive officers, on an annual basis. Our Compensation Committee determines the appropriate levels of compensation to recommend based primarily on:

●	competitive benchmarking consistent with our recruiting and retention goals;
●	internal consistency and fairness; and
●	other relevant considerations such as rewarding extraordinary performance.

In addition, our Compensation Committee evaluated the results of the most recent stockholder advisory vote on executive compensation, where stockholder voting on the proposal strongly supported such executive compensation. To assist in the process of establishing executive compensation, our Compensation Committee reviews publicly available compensation information from a group of peer companies located in the Silicon Valley. With respect to our named executive officers other than the Chief Executive Officer, our Compensation Committee reviews compensation that is recommended by our Chief Executive Officer.

Compensation Components

Our executive compensation program generally consists of three primary components: base salary, annual non-equity incentives and stock option awards. These primary compensation components are described in more detail below.

Executive officers are also eligible to participate in all of our respective local employee benefits plans, such as medical insurance, life and disability insurance and our 401(k) retirement plan, in each case on the same basis as other employees.

We view the three primary components of executive compensation as related, but we do not believe that compensation should be derived entirely from one component, or that significant compensation from one component should necessarily reduce compensation from other components. Our Compensation Committee has not adopted a formal or informal policy for allocating compensation between long-term and current compensation or between cash and non-cash compensation.

Base Salary

We provide our named executive officers with a base salary to compensate them for services rendered during the fiscal year. We establish base salaries for our executives based on the scope of their responsibilities and experience and take into account competitive market compensation paid by companies in our peer group commensurate for similar responsibilities and positions. We believe that executive base salaries should be targeted to be within the range of salaries for similar positions at comparable companies, which is in line with our compensation philosophy, in order to best attract, retain and motivate our executives. In reviewing compensation of our peer companies, our Compensation Committee takes into account the annual revenues and market size of these companies and other relevant factors it deems appropriate. Our Compensation Committee attempts to establish compensation, particularly base salary, in the same comparable range that our revenues and market size fall when compared to these peer companies. In some cases, our executive compensation may rise above this range due to certain circumstances, such as a strong retention need or an extraordinary performance.

In April 2019, the Compensation Committee reviewed the base salaries of our named executive officers, taking into consideration market compensation and the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described above. Following this review, the Compensation Committee determined to prospectively increase the base compensation of Messrs. Smit and Narang, effective as of July 1, 2019, in order to reflect merit raises and increases to make the base salaries more competitive relative to the market.

We attempt to review base salaries annually and adjust base salaries from time to time to ensure that our compensation programs remain competitive with market levels.

The base salary for each of our named executive officers as of June 30, 2020 was as follows:

Name	Base Salary ($)	Percentage Adjustment
Ashutosh Roy	250,000	0%
Eric Smit	310,000	12.7%
Promod Narang	300,000	9.1%

Annual Non-Equity Incentive Plan Compensation

Currently, most eGain employees participate in either a non-equity incentive plan tied primarily to revenue or bookings metrics or, in the case of sales representatives and managers, a commission plan tied primarily to revenue and bookings metrics. The plans are designed to provide awards to employees as an incentive to contribute to eGain’s continued growth.

Amounts paid to our named executive officers pursuant to our non-equity incentive plan are contingent upon the attainment of certain performance targets established by our Compensation Committee and Board of Directors and are made in accordance with our executive compensation strategy. For fiscal year 2020, 100% of the target for each executive officer was tied to company performance. The performance targets may include:

●	financial metrics, such as new cloud and license bookings, annualized contract value, revenues, operating income, cash flow, cash balances, days sales outstanding; and
●	business operational metrics, such as customer satisfaction, customer retention, operational efficiencies, product delivery and product quality.

Amounts paid to our named executive officers pursuant to our commission plan are contingent upon the attainment of certain sales targets established by our Compensation Committee and Board of Directors and are made in accordance with our executive compensation strategy. The sales targets include financial metrics such as SaaS revenue, new hosting bookings and professional services invoiced.

Stock Option Awards

We believe the use of stock-based awards for our named executive officers is a strong compensation tool that encourages officers to act in a manner that leads to long-term company success. We believe this type of compensation aligns our executive officers’ performance with the interests of our long-term investors by rewarding our officers through equity appreciation. The stock-based incentive program for the entire Company, including executive officers, currently consists of only stock option grants, but we may introduce in the future different types of equity awards or instruments to remain competitive in the compensation we pay our employees.

Our Stock Option Committee approves grants of proposed stock options awards and administers our stock option plans consistent with the compensation policies and practices as set by our Compensation Committee. Proposed stock option awards to our executive officers are presented to our entire Board of Directors for consideration. The Stock Option Committee normally grants options to executive officers upon the hiring of an executive officer, as part of an annual review, and as special circumstances arise. The exercise price of our stock option awards is based on the closing price of our Common Stock on The Nasdaq Stock Market on the date such stock option award is approved. Except with respect to new hire grants, proposals for significant stock option awards to our executive officers are not considered during our established “blackout period,” which commences 20 days prior to the end of each fiscal quarter and ends the trading day following the announcement of earnings for such fiscal quarter. Except for such proposed stock option awards to our executive officers, we intend to grant options in accordance with the foregoing procedures without regard to the timing of the release of material non-public information, such as an earnings announcement.

Other Supplemental Benefits

In addition to the compensation opportunities we describe above, we also provide our named executive officers and other employees with benefits, such as medical insurance, life and disability insurance and our 401(k) retirement plan, in each case on the same basis as other employees.

Effective July 1, 2014, the Company began contributing 50% of employee contributions up to a maximum of 6% of the total employee salary.

Defined Pension Plan

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. We do not offer such qualified or non-qualified defined benefit plans to our executives because we believe that such defined benefit plans are not typical for similar companies in both our industry and geographic region. We may elect to adopt qualified or non-qualified defined benefit plans if our Compensation Committee and Board of Directors determine that doing so is in our best interests.

Change of Control Benefits

On November 2, 2015, the Board of Directors approved a form of change of control and severance agreement and authorized the Company to enter into that standard form agreement with several of the Company’s employees and executive officers, including named executive officers Eric Smit and Promod Narang, but not including, at this time, Ashutosh Roy.

The form of change of control and severance agreement has an initial term of one year, which term automatically renews for additional one-year periods unless either party provides written notice of non-renewal at least 60 days prior to the date of automatic renewal and which term extends for one year from a “change of control,” as defined in the agreement. Pursuant to the agreement, if the individual is terminated by us without “cause” (as defined in the agreement), or terminates his or her employment for “good reason” (as defined in the agreement), each during a period not within two months prior to and ending 12 months following a change of control, or the “change of control period” (as defined in the agreement), he or she is entitled to six months of salary continuation from the termination date plus 50% of the individual’s target bonus in the year of termination and six months of accelerated vesting of any outstanding equity awards.

The receipt of the above-described benefits is subject to the individual executing a release of certain claims against us. Further, in either of the above situations the individual will also be reimbursed (or receive payments in lieu of such reimbursements) if he or she elects and pays to continue health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for any premiums paid for continued health benefits for the individual and his or her eligible dependents until the earlier of (i) six months following the termination date or (ii) the date upon which the executive and his or her eligible dependents become covered under similar plans.

The following table provides hypothetical amounts of cash severance payments related to salary, non-equity incentive plan compensation, equity incentive plan compensation and all other compensation had a change in control of our Company occurred on June 30, 2020, with a price per share equal to $10.57, the closing market price as of June 29, 2020, and the employment of the following officers was terminated without cause or the officers resign for good reason within the first twelve months following a change in control (based on salary and other compensation arrangements as of June 30, 2020):

Name and principal position	Salary ($) (1)	Non-equity incentive plan compensation ($) (2)	Equity incentive plan compensation ($) (3)	All other compensation ($) (4)	Total ($)
Eric Smit	155,000	45,000	6,920	3,276	210,196
Promod Narang	150,000	45,000	6,920	3,864	205,784

(1)	Represents 50% of each of the officer’s salary as of June 30, 2020.
(2)	Represents 50% of the hypothetical non-equity incentive plan compensation amount that would be subject to approval by our Compensation Committee and Board of Directors relating to fiscal year 2020.
(3)	Represents estimated stock-based compensation expense of options outstanding as of June 30, 2020 that hypothetically would have vested over a term of six months after June 30, 2020 had the employment of each of the named executive officers continued.
(4)	Represents payroll benefits that hypothetically would have been provided for a term of six months after June 30, 2020 had the employment of each of the named executive officers continued.

Change in control provisions were not in effect for Mr. Roy as of June 30, 2020.

Non-qualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. To date, we have not had a significant reason to offer such non-qualified defined contribution plans or other deferred compensation plans. We may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if our Compensation Committee and Board of Directors determine that doing so is in our best interests.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer, Chief Financial Officer or up to three additional executive officers whose total compensation is required to be reported in our Proxy Statement to the extent that any of these persons receives more than $1,000,000 in compensation in the taxable year. We intend to preserve the deductibility of compensation payable to our executives, although deductibility will be only one of the many factors considered in determining appropriate levels or modes of compensation.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by eGain under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this definitive proxy statement on Schedule 14A for the Annual Meeting, which is incorporated by reference in the 2020 Annual Report, each as filed with the SEC.

Respectfully submitted,
Compensation Committee
Brett Shockley
Dr. Phiroz Darukhanavala

2020 Summary Compensation Table

The following table summarizes information concerning compensation earned by our Chief Executive Officer (principal executive officer) and our two other most highly compensated executive officers during the fiscal year ended June 30, 2020. These individuals are referred to as our “named executive officers.”

Name and principal position	Fiscal year	Salary ($)	Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
Ashutosh Roy	2020	250,008	36,869	—	—	286,877
Chief Executive Officer	2019	250,008	70,956	—	—	320,964
	2018	208,337	112,942	—	—	321,279

Eric Smit	2020	318,750	20,647	90,000	5,338	434,735
Chief Financial Officer	2019	269,792	40,336	75,000	3,552	388,680
	2018	250,000	79,927	30,000	5,750	365,677

Promod Narang	2020	306,250	20,646	90,000	5,700	422,596
Senior Vice President of Products and Engineering	2019	269,792	41,297	75,000	3,438	389,526
	2018	250,000	87,965	30,000	3,616	371,581

(1)	Amounts reported represent the compensation recognized for financial reporting purposes for fiscal year 2020, in accordance with ASC 718, Compensation—Stock Compensation, excluding forfeitures, utilizing the assumptions discussed in Note 6 to our consolidated financial statements in the 2020 Annual Report.
(2)	Reflects the amount approved by our Compensation Committee and Board of Directors as cash incentive to executive officers based upon satisfaction of the criteria established under our non-equity incentive plan and commission plan. See “Compensation Components—Annual Non-Equity Incentive Plan Compensation” for discussion.
(3)	Amounts reported for Mr. Smit and Mr. Narang represent 401(k) employer matching contribution and certain medical reimbursement.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on the outstanding option awards held by each of our named executive officers as of June 30, 2020:

	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Ashutosh Roy	200,000	—	$5.28	02/28/2022	(1)
	137,500	62,500	$2.50	09/19/2027	(1)
Total	337,500	62,500

Eric Smit	67,000	—	$6.29	09/11/2024	(1)
	53,000	35,000	$2.50	09/19/2027	(1)
Total	120,000	35,000

Promod Narang	100,000	—	$6.29	09/11/2024	(1)
	77,000	35,000	$2.50	09/19/2027	(1)
Total	177,000	35,000

(1)	Shares vest in equal monthly installments over 4 years.

Options Exercised During Fiscal Year 2020

Name (1)	Options exercised (#)	Value realized on exercise ($) (1)
Eric Smit	12,000	95,390

Equity Awards Issued Subsequent to Fiscal Year 2020

No equity awards were issued to either directors and officers subsequent to June 30, 2020 through the filing of this Proxy Statement.

PROPOSAL 2

CONFIRMATION OF APPROVAL AND RATIFICATION OF THE 2014 AND 2019 AMENDMENTS TO
THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

We are asking our stockholders to confirm their approval of and ratify certain amendments to the eGain Corporation Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”). As previously set forth in our 2014 and 2019 proxy statements, on September 30, 2014, our Board of Directors approved the amendment and restatement of the 2005 Stock Incentive Plan, which, subject to stockholder approval, approved an increase in the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares from 2,460,000 shares to 3,460,000 shares, extended the expiration date of the 2005 Stock Incentive Plan to September 30, 2024 (from March 11, 2015) and made certain other changes. Additionally, as explained in our 2019 proxy statement, on August 30, 2019, our Board of Directors approved an amendment to the 2005 Stock Incentive Plan, which, subject to stockholder approval, approved an increase in the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares from 3,460,000 shares to 4,460,000 shares. The stockholders previously approved such increases and amendments on November 7, 2014 and November 21, 2019, respectively. We are requesting that our stockholders confirm their prior approval of and ratify these changes to the 2005 Stock Incentive Plan.

We originally established the 2005 Stock Incentive Plan effective on March 11, 2005. It was subsequently amended in February 2009, September 2011, September 2014 and August 2019. The purpose of the 2005 Stock Incentive Plan is to promote our long-term success and the creation of stockholder value by (a) encouraging our employees, outside directors and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c) linking our employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The 2005 Stock Incentive Plan authorizes the issuance of options to purchase shares of common stock and the grant of restricted shares, stock units and stock appreciation rights.

We believe equity incentive compensation is a critical component to our compensation practices and allows us to incentivize our employees and more closely align their efforts with the creation of long-term stockholder value. In order to continue with our equity compensation practices and to ensure compliance with applicable securities and tax law requirements, we feel it is important for stockholders to approve and ratify the increases in shares available for grant under our 2005 Stock Incentive Plan.

Key Data

As of October 9, 2020, eGain had outstanding options under the 2005 Stock Incentive Plan to purchase an aggregate of 1,558,872 shares of common stock at exercise prices ranging from $1.20 to $14.40 per share, or a weighted average per share exercise price of $5.60; the outstanding options had a weighted average remaining contractual life of 6.97 years; 5,778,047 shares of Common Stock have been issued under the 2005 Stock Incentive Plan; and 1,039,058 shares of Common Stock are available for future issuance under the 2005 Stock Incentive Plan. As of October 9, 2019, the price per share of eGain’s common stock was $16.97 as reported on The Nasdaq Stock Market.

Summary of the 2005 Stock Incentive Plan

The following summary of the material features of the 2005 Stock Incentive Plan is qualified by reference to the terms of the 2005 Stock Incentive Plan, the full text of which is attached to this Proxy Statement as Appendix A. The 2005 Stock Incentive Plan has also been filed electronically with the SEC together with this Proxy Statement and can be accessed on the SEC’s website at www. sec.gov.

Administration. The compensation committee of our Board of Directors administers the 2005 Stock Incentive Plan, including the determination of the recipient of an award, the number of shares subject to each award, whether an option is to be classified as an incentive stock option or non-statutory option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting or duration of the award.

At the discretion of our Board of Directors, the compensation committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. Our Board of Directors may appoint one or more separate committees of our Board of Directors, each consisting of one or more members of our Board of Directors, to administer the 2005 Stock Incentive Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our Board of Directors may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Exchange Act, to receive awards under the 2005 Stock Incentive Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our Board of Directors.

Eligibility. Our officers and employees and those of our subsidiaries are eligible to participate in the 2005 Stock Incentive Plan. Our directors and other persons that provide consulting services to us and our subsidiaries and affiliates are also eligible to participate in the 2005 Stock Incentive Plan. The term subsidiary is used in this summary to refer to any corporation, if we or one or more other subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. The term affiliate is used in this summary to refer to any entity other than a subsidiary, we or one or more subsidiaries own not less than 50% of such entity. As of June 30, 2020, approximately 3 executive officers, 521 employees, and 4 non-employee directors were eligible to be considered for the grant of awards under the 2005 Stock Incentive Plan. Although consultants are eligible to receive awards under the 2005 Stock Incentive Plan, our current consulting arrangements do not provide for any equity awards.

Authorized Shares. Under the 2005 Stock Incentive Plan, 2,597,930 shares of our common stock are currently authorized and available for issuance. The number of shares of our common stock that may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the 2005 Stock Incentive Plan may not exceed 4,460,000 shares of our common stock plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that of our common stock that again become available for issuance under the 2015 Equity Incentive Plan as further described in this paragraph. Shares subject to awards granted under the 2005 Stock Incentive Plan that expire unexercised, are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash will again become available for issuance under the 2005 Stock Incentive Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation related to an award shall again become available for issuance under the 2005 Stock Incentive Plan. Any shares that have actually been granted in connection with stock options or stock appreciation rights will reduce the shares remaining available for issuance under the 2005 Stock Incentive Plan on a one-for-one basis. With respect to stock unit or restricted share awards intended to qualify as “performance-based compensation” under Section 162(m), no participant may receive awards under the 2005 Stock Incentive Plan that relate to an aggregate of more than 500,000 shares in any calendar year, or more than two times this amount in the first year of employment. The closing price for our common stock on The Nasdaq Stock Market as of October 9, 2020, was $16.97 per share.

Types of Awards

Stock Options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under the 2005 Stock Incentive Plan, incentive stock options and non-statutory options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of the voting shares of our Company must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. No incentive stock option can be granted to an employee if as a result of the grant, the employee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value in excess of $100,000, based on the value of the stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. Our option agreements have generally provided that 1/4th of the total number of shares subject to the option will vest and become exercisable 12 months after the vesting commencement date, and the remaining options will vest and become exercisable at a rate of 1/48th of the total number of shares subject to the option each month thereafter subject to continued service. Each stock option agreement sets forth the term of the options, which is prohibited from exceeding 10 years (five years in the case of an incentive stock option granted to any holder of more than 10% of our voting shares), and the extent to which the optionee will have the right to exercise the option following termination of the optionee’s service with the Company. Payment of the exercise price may be made in cash or cash equivalents or, if provided for in the stock option agreement evidencing the award, (i) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (ii) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (iii) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (iv) by delivering a full-recourse promissory note, (v) by having the Company withhold shares issuable upon exercise pursuant to a “net exercise,” or (vi) by any other form that is consistent with applicable laws, regulations and rules.

Restricted Stock. Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting. Subject to the terms of the 2005 Stock Incentive Plan, the compensation committee will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between us and each recipient. Restricted stock may be awarded for such consideration as the compensation committee may determine, including without limitation cash, cash equivalents, full-recourse promissory notes or future services or services rendered prior to the award (without a cash payment by the recipient).

Restricted Stock Units. RSUs give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the compensation committee and as set forth in a restricted stock unit agreement. Unlike restricted stock, the stock underlying RSUs will not be issued until the RSUs have vested and are settled, and recipients of stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. However, at the discretion of the compensation committee, any restricted stock unit may entitle the holder to be credited with an amount equal to all cash dividends paid on one share of our common stock while the stock unit is outstanding, subject to the vesting conditions applicable to the underlying stock units. The compensation committee may elect to settle vested RSUs in cash or in common stock or in a combination of cash and common stock. Subject to the terms of the 2005 Stock Incentive Plan, the compensation committee will determine the terms and conditions of any RSU award, which will be set forth in a restricted stock unit agreement to be entered into between us and each recipient.

Stock Appreciation Rights. Stock appreciation rights may be granted independently or in combination with an award of stock options. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the award. The exercise price of a stock appreciation right will be determined by the compensation committee, which shall not be less than the fair market value of our common stock on the date of grant. The compensation committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Performance Based Awards. Awards under the 2015 Stock Incentive Plan may be made subject to performance conditions as well as time-vesting conditions.  Such performance conditions must be based on an objective formula or standard, which include, but are not limited to, one or more of the following factors: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, or (u) test volume metrics, , each with respect to eGain and/or one or more of its affiliates or operating units.

The compensation committee shall determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the qualifying performance criteria have been met. The compensation committee may not in any event increase the amount of compensation payable under the 2005 Stock Incentive Plan upon the attainment of a pre-established qualifying performance goal to a participant who is a “covered employee” within the meaning of Section 162(m).

Amendment and Termination. The 2005 Stock Incentive Plan will terminate automatically on September 30, 2024. Our Board of Directors may amend or terminate the plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not impair the rights of holders of outstanding awards without their consent.

Plan Features

. Under the 2005 Stock Incentive Plan:

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Unless the agreement evidencing an award expressly provides otherwise, no award granted under the plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution.

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In the event of a recapitalization, stock split or similar capital transaction, we will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2005 Stock Incentive Plan, including the limitations on awards given to an individual participant in any calendar year and the number of non-statutory stock options automatically granted to outside directors and other adjustments in order to preserve the benefits of outstanding awards under the 2005 Stock Incentive Plan.

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If we merge with or into another corporation, all outstanding awards will be subject to the agreement of merger or other reorganization, and subject to compliance with Section 409A of the Code, such agreement shall provide for: (a) the continuation of outstanding awards by eGain, if eGain is the surviving corporation, (b) the assumption of the outstanding awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding awards, (d) immediate vesting, exercisability and settlement of outstanding awards followed by the cancellation of such awards upon or immediately prior to the effectiveness of such transaction, or (e) settlement of the intrinsic value of the outstanding awards (whether or not then vested or exercisable) in cash or cash equivalents or equity.

Promotion of Good Corporate Governance Practices. The 2005 Stock Incentive Plan also includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:

-	No Discounted Options. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
-	No Evergreen Provision. We do not have an “evergreen” provision which automatically adds additional shares to the plan each year.
-	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the compensation committee of our Board of Directors.
-	No Tax Gross-ups. The 2005 Stock Incentive Plan does not provide for any tax gross-ups.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2005 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by our Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Non-Qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to our Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Section 409A

Section 409A of the Code (“Section 409A”), provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2005 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for our Company

We generally will be entitled to a tax deduction in connection with an award under the 2005 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m).

Plan Benefits

The number of awards that an employee, director or consultant may receive under the 2005 Stock Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance, therefore the following table sets forth: (i) the aggregate number of shares of common stock subject to options granted under the 2005 Stock Incentive Plan during fiscal year 2020 to each of our non-executive officers; executive officers, as a group; directors who are not executive officers and consultants, as a group; and all employees who are not executive officers, as a group; and (ii) the average per share exercise price of such options.

2005 Stock Incentive Plan
Name and Position	Value ($)	Number of Options
Ashutosh Roy
Promod Narang	—	—
Eric Smit	—	—
Todd Woodstra	—	—
All current executive officers as a group (3) persons	—	—
All current non-executive directors as a group (3) persons	—	—
All current non-executive officer employees as a group (519) persons	2,902,914	350,125

Equity Compensation Plan Information

The following table summarizes our equity compensation plans as of June 30, 2020, which was the end of the Company’s fiscal year 2020. This table does not reflect an aggregate of 41,200 stock options that have been granted since the end of the fiscal year 2020.

			Number of securities
	Number of		remaining available for
	securities to be	Weighted-average	future issuance under
	issued upon exercise	exercise price of	equity compensation
	of outstanding	outstanding options	plans (excluding securities
	options and rights	and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders
2005 Stock Incentive Plan	1,607,449	$5.60	1,073,386
2005 Management Stock Option Plan	1,278,517	$3.58	68,649
Total	2,885,966	$4.15	1,142,035

As of June 30, 2020, 170,475 shares had been issued upon exercise of options granted under the 2005 Stock Incentive Plan, options to purchase 1,607,449 shares were outstanding, and 1,073,386 shares remained available for future grant. To date no RSUs have been issued under the 2005 Stock Incentive Plan.

Required Vote

Confirmation of approval and ratification of the amendment to the 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment and restatement of the 2005 Stock Incentive Plan.

The Board of Directors recommends a vote “FOR” the confirmation of approval and ratification of the 2014 and 2019 amendments to the eGain Corporation Amended and Restated 2005 Stock Incentive Plan.

PROPOSAL 3

CONFIRMATION OF APPROVAL AND RATIFICATION OF THE 2014 AMENDMENTS TO THE AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN

On August 29, 2014, our Board of Directors approved an amendment and restatement to the eGain Corporation 2005 Management Stock Option Plan (the “2005 Management Plan”), to increase the number of shares of common stock reserved for issuance thereunder and to extend the expiration date of the plan to September 30, 2024, subject to the approval of the amended plan by eGain’s stockholders. The stockholders approved such amendments on November 7, 2014. We are seeking stockholder confirmation of approval and ratification for the plan and these changes.

The following summary of the principal features of the 2005 Management Plan, as amended in 2014, is qualified by reference to the terms of the 2005 Management Plan, the full text of which is attached to this Proxy Statement as Appendix B. The 2005 Management Plan has also been filed electronically with the SEC together with this Proxy Statement, and can be accessed on the SEC’s website at http://www.sec.gov.

Description of Amendment

The amendment to the 2005 Management Plan being submitted for stockholder approval and ratification, along with the 2005 Management Plan itself, consists of an increase in the number of shares of common stock reserved for issuance under the 2005 Management Plan from 1,962,400 shares to 2,962,400 shares and an extension of the term of the 2015 Management Plan from May 27, 2015 to September 20, 2024.

If stockholder approval of this proposal is not obtained, no additional grants of options to purchase shares of common stock, stock appreciation rights, restricted shares or stock units under the 2005 Management Plan will be made to eGain’s executive officers following the Annual Meeting. Additionally, if approval of this proposal is not obtained, options to purchase approximately 1,258,517 shares of common stock that were granted contingent upon stockholder approval will be rescinded.

2005 Management Plan

The 2005 Management Plan was initially adopted by the Board of Directors in May 2005. Our Board of Directors extended the expiration date of the 2005 Management Plan to September 30, 2024. The purpose of the 2005 Management Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging our Officers (as defined below) to focus on critical long-range objectives, (b) encouraging the retention of our Officers with exceptional qualifications and (c) linking Officers directly to stockholder interests through increased stock ownership. The 2005 Management Plan seeks to achieve this purpose by providing for awards in the form of options.

The 2005 Management Plan provides for the direct award nonstatutory stock options (“NSOs”), to purchase common stock that do not qualify for preferential tax treatment under Section 422 of the Code. Employees (including executive officers) and directors of eGain, who are approved by the Board of Directors (“Officers”), are eligible to participate in the plan and receive grants of NSOs. As of June 30, 2020, 4 individuals were eligible to be considered for the grant of options under the 2005 Management Plan.

A total of 2,962,400 shares (including the most recent amendment) have been reserved for issuance under the 2005 Management Plan. If any option granted under the 2005 Management Plan expires or terminates for any reason without having been settled or exercised in full, then the unpurchased shares subject to that option or right will once again be available for additional award. If shares issued upon the exercise of options are forfeited, then such shares will once again be available for additional award.

As of October 9, 2020, eGain had outstanding options under the 2005 Management Plan to purchase an aggregate of 1,258,517 shares of common stock at exercise prices ranging from $1.50 to $6.29 per share, or a weighted average per share exercise price of $3.55; the outstanding options had a weighted average remaining contractual life of 5.19 years; 3,525,766 shares of Common Stock have been issued under the 2005 Management Plan; and 68,649 shares of Common

Stock are available for future issuance under the 2005 Management Plan. As of October 9, 2020, the price per share of eGain’s common stock was $16.97 as reported on the Nasdaq Stock Market.

For historical share usage under our 2005 Management Plan, see Note 6 to our consolidated financial statements in the 2020 Annual Report.

The Compensation Committee has not made any determination with respect to future awards under the 2005 Management Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2005 Management Plan. eGain believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of eGain which ultimately is in the interests of eGain’s stockholders.

Administration

The 2005 Management Plan is administered by the Board of Directors and the Compensation Committee. Subject to the limitations set forth in the 2005 Management Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted and shares will be sold, the number of shares subject to awards, the term during which an option may be exercised and the rate at which options may be exercised and awards may vest.

The Board of Directors has also appointed the Stock Option Committee to approve grants of proposed stock options awards and to administer eGain’s stock option plans consistent with the compensation policies and practices as set by the Compensation Committee.

Limitations

No one award recipient may receive options, stock appreciation rights, restricted shares or stock units under the 2005 Management Plan in any calendar year that relate to more than 250,000 shares.

Stock Options

Stock Option Agreement. Each grant of an option under the 2005 Management Plan is evidenced by a stock option agreement between the optionee and eGain. This option will be subject to all applicable terms and conditions of the 2005 Management Plan and may be subject to any other terms and conditions which are not inconsistent with the 2005 Management Plan and which the Compensation Committee deems appropriate for inclusion in a stock option agreement. The stock option agreement will specify that the option is an NSO. The provisions of the various stock option agreements entered into under the 2005 Management Plan need not be identical.

Exercise Price. Each stock option agreement will specify the exercise price of such option as determined by the Board of Directors or the Compensation Committee. The exercise price of an NSO will not be less 100% of the fair market value of a share of eGain common stock on the date of grant. However, a stock option agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula.

Exercisability and Term. Each stock option agreement will specify the date when all or any installment of the option is to become exercisable. The stock option agreement will also specify the term of the option; provided that the term of an option will in no event exceed five years from the date of grant. A stock option agreement may provide for accelerated exercisability in the event of the optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the optionee’s service.

Exercise of Options Upon Termination of Service. Each stock option agreement will set forth the extent to which the optionee shall have the right to exercise the option following termination of the optionee’s service with eGain, and the right to exercise the option of any executors or administrators of the optionee’s estate or any person who has acquired such option directly from the optionee by bequest or inheritance.

Payment for Shares. Acceptable forms of consideration for the payment of the exercise price will be determined by the Compensation Committee, as applicable and may include cash, common stock previously owned by the optionee, payment through a broker assisted cashless exercise, full-recourse promissory note or other legal consideration approved by the Compensation Committee.

Transferability. Generally, an optionee may not transfer a stock option other than by will or the laws of descent or distribution, unless otherwise permitted under the terms of the applicable stock option agreement.

Performance Awards. The 2005 Management Plan provides that awards may be granted, issued, vested or retained based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by the Compensation Committee. Performance goals under the 2005 Management Plan shall be determined by the Compensation Committees, as applicable, based on or related to one or more of the following performance criteria: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares.

Amendment and Termination

Unless sooner terminated by the Board of Directors, the 2005 Management Plan shall automatically terminate on September 30, 2024. The 2005 Management Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws. No amendment or termination of the 2005 Management Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent. eGain will obtain stockholder approval of any amendment to the 2005 Management Plan if required by applicable law.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock, or in cash, the Compensation Committee will make adjustments in the number of shares reserved under the 2005 Management Plan (including share limits) and the number of shares and exercise price, if applicable, of all outstanding awards, as appropriate.

In the event of certain corporate transactions, including a merger or other reorganization, all outstanding options shall be subject to the agreement of merger or reorganization.  Such agreement may provide that the outstanding options will be assumed, continued or substituted by any surviving entity, subject to full exercisability or vesting and accelerated expiration, or settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of such options.

California Law Compliance

The 2005 Management Plan contains provisions designed to make such Plan comply with the requirements of the California Corporations Code.

Certain Federal Income Tax Consequences of Options under the 2005 Management Plan

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2005 Management Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. eGain’s ability to realize the benefit of any tax deductions described below depends on eGain’s generation of taxable income.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by eGain or any subsidiary, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Equity Compensation Plan Information

For a summary of our equity compensation plans as of June 30, 2020, see “Proposal 2 — Equity Compensation Plan Information”.

			Number of securities
	Number of		remaining available for
	securities to be	Weighted-average	future issuance under
	issued upon exercise	exercise price of	equity compensation
	of outstanding	outstanding options	plans (excluding securities
	options and rights	and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders
2005 Stock Incentive Plan	1,607,449	$5.60	1,073,386
2005 Management Stock Option Plan	1,278,517	$3.58	68,649
Total	2,885,966	$4.15	1,142,035

2005 Management Plan Benefits

For further information, see “Executive Compensation — 2020 Summary Compensation Table.”

The number of awards that an employee, director or consultant may receive under the 2005 Management Plan is in the discretion of the administrator and therefore cannot be determined in advance.

Required Vote

Confirmation of approval and ratification of the 2005 Management Plan requires the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” approval of the 2005 Management Plan.

The Board of Directors recommends a vote “FOR” the confirmation of approval and ratification of the 2014 amendments to the eGain Corporation Amended and Restated 2005 Management Plan.

PROPOSAL 4

CONFIRMATION OF APPROVAL AND RATIFICATION OF
THE 2017 EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors adopted the eGain Corporation 2017 Employee Stock Purchase Plan (“ESPP”) on October 16, 2017, to be effective on November 21, 2017, subject to the approval of stockholders. We are seeking stockholder confirmation of approval and ratification of the ESPP.

The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Common Stock from us at favorable terms and to pay for their purchases through payroll deductions. The ESPP is a significant part of our overall equity compensation strategy (especially with respect to our non-executive employees). If our stockholders do not approve and ratify the ESPP, we may not be able to offer competitive compensation to existing employees and qualified candidates, and our ability to recruit or retain talented employees may be impaired. As is further explained under the heading “Summary of the ESPP’s Material Terms and Features—Shares Available for Issuance”, we initially reserved 400,000 shares of Common Stock for issuance under our ESPP and this reserve has been and will continue to be increased each of the first ten of our fiscal years after adoption of the ESPP.

Summary of the ESPP’s Material Terms and Features

The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, the full text of which is attached to this Proxy Statement as Appendix C. The ESPP has also been filed electronically with the SEC together with this Proxy Statement and can be accessed on the SEC’s website at http://www.sec.gov.

General. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, except as explained below under the heading “Summary of the ESPP’s Material Terms and Features—International Participation.”  During regularly scheduled “offerings” under the ESPP, participants will be able to request payroll deductions and then expend the accumulated deduction to purchase a number of shares of our Common Stock at a discount and in an amount determined in accordance with the ESPP’s terms.

Shares Available for Issuance. 400,000 of our authorized but unissued or reacquired shares of Common Stock were initially reserved for issuance under the ESPP, plus an additional number of shares to be reserved annually on the first day of each fiscal year for a period of not more than ten years, beginning on July 1, 2018, in an amount equal to the least of (i) one percent (1%) of the outstanding shares of Stock on such date, (ii) 300,000 shares, or (iii) a lesser amount determined by the Committee or Board. As of October 9, 2020, 773,483 shares of Common Stock are reserved for issuance under the ESPP.

Administration. Except as noted below, our ESPP will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

Eligibility. Each full-time and part-time employee, including our officers and employee directors and employees of participating subsidiaries, who is employed by us on the day preceding the start of any offering period will be eligible to participate in the ESPP. Our ESPP requires that an employee customarily work more than 20 hours per week and more than 5 months per calendar year in order to be eligible to participate in the ESPP. As of June 30, 2020, 2 executive officers and 519 employees were eligible to participate in the ESPP. Our ESPP will permit an eligible employee to purchase Common Stock through payroll deductions, which may not be more than 15% of the employee’s compensation, or such lower limit as may be determined by the Compensation Committee from time to time. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under this plan or other outstanding options) representing 5% or more of the total combined voting power or value of all classes of our stock. No employee will be able to purchase more than 25,000 shares, or such number of shares as may be determined by the Compensation Committee with respect to a single offering period, or purchase period, if applicable. In addition, no employee is permitted to accrue, under the ESPP and all similar purchase plans of the Company or its subsidiaries, a right to purchase stock of the Company having a value in excess of $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Employees will be able to withdraw their accumulated payroll deductions prior to the end of the offering period in accordance with the terms of the offering. Participation in our ESPP will end automatically on termination of employment with us.

Offering Periods and Purchase Price. Our ESPP will be implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, the Compensation Committee may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. During each purchase period, payroll deductions will accumulate, without interest. On the last day of the purchase period, accumulated payroll deductions will be used to purchase Common Stock for employees participating in the offering.

The purchase price will be specified pursuant to the offering, but cannot, under the terms of the ESPP, be less than 85% of the fair market value per share of our Common Stock on either the offering date or on the purchase date, whichever is less. The fair market value of our Common Stock for this purpose will generally be the closing price on The Nasdaq Stock Market (or such other exchange as the Common Stock may be traded at the relevant time) for the date in question, or if such date is not a trading day, for the last trading day before the date in question.

Reset Feature. The Compensation Committee may specify that if the fair market value of a share of our Common Stock on any purchase date within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the offering period will automatically terminate and the employee in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the next day following such purchase date.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the ESPP, (b) the individual and aggregate participant share limitations described in the plan and (c) the price of shares that any participant has elected to purchase.

International Participation. To provide us with greater flexibility in structuring our equity compensation programs for our non-U.S. employees, the ESPP also permits us to grant employees of our non-U.S. subsidiary entities rights to purchase shares of our Common Stock pursuant to other offering rules or sub-plans adopted by the Compensation Committee in order to achieve tax, securities law or other compliance objectives.  While the ESPP is intended to be a qualified “employee stock purchase plan” within the meaning of Section 423 of the Code, any such international sub-plans or offerings are not required to satisfy those U.S. tax code requirements and therefore may have terms that differ from the ESPP terms applicable in the U.S.  However, the international sub-plans or offerings are subject to the ESPP terms limiting the overall shares available for issuance, the maximum payroll deduction rate, maximum purchase price discount and maximum offering period length.

Corporate Reorganization. Immediately before a corporate reorganization, the offering period and purchase period then in progress shall terminate and either Common Stock will be purchased with the accumulated payroll deductions or, if so determined by our Board of Directors, the accumulated payroll deductions will be refunded without occurrence of any Common Stock purchase, unless the surviving corporation (or its parent corporation) assumes the ESPP under the plan of merger or consolidation.

Amendment and Termination. Our Board of Directors and Compensation Committee will each have the right to amend, suspend or terminate the ESPP at any time. Any increase in the aggregate number of shares of stock to be issued under the ESPP is subject to stockholder approval. Any other amendment is subject to stockholder approval only to the extent required under applicable law or regulation.

Certain Federal Income Tax Consequences of Participating in the ESPP

The following brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside.

The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right as determined on the offering date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the ESPP, and awards under the ESPP are not determinable.  Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP.

Required Vote

Confirmation of approval and ratification of the 2017 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of present at the virtual Annual Meeting in person or by proxy.

The Board of Directors recommends a vote “FOR” the confirmation of approval and ratification of the eGain Corporation 2017 Employee Stock Purchase Plan.

PROPOSAL 5

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to reward team accomplishments while promoting individual accountability. Our compensation takes into account competitive practices and internal consistency and fairness. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2020 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, the Board of Directors or the compensation committee of the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding executive compensation programs. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The Board of Directors recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

PROPOSAL 6

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF

A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years, or every three years.

Our Board of Directors has determined that a non-binding advisory vote on executive compensation that occurs annually is the most appropriate alternative for us and, therefore, the Board of Directors recommends that you vote for the “EVERY YEAR” option for the frequency of holding an advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of every year, our Board of Directors was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to indicate their approval of, or dissatisfaction with, our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

This vote is advisory, which means that it is not binding on us, our Board of Directors or the compensation committee of the Board of Directors. The Board of Directors and the compensation committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. The frequency receiving the greatest number of votes will be deemed to be the preferred frequency option of our stockholders.

The Board of Directors recommends a vote, on a non-binding advisory basis, for the “EVERY YEAR” option as the frequency of holding an advisory vote on executive compensation.

PROPOSAL 7

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of BPM LLP (“BPM”) as eGain’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2021, subject to ratification by the stockholders. BPM audited eGain’s consolidated financial statements for the fiscal year ended June 30, 2020. Representatives of BPM are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The aggregate fees for professional services by BPM the Company’s Independent Registered Public Accounting Firm in fiscal year 2020 and fiscal year 2019 for these various services to the Company and its subsidiaries were as follows:

Audit Fees

The aggregate audit fees and expenses billed by BPM for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of the Company’s unaudited condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings, including Current Reports on Form 8-K, were approximately $560,000 for fiscal year 2020 and $737,000 for fiscal year 2019.

Audit-Related Fees

The aggregate fees for audit-related services that were incurred in fiscal year 2020 was $13,000. These services were related to our employee benefit plan audit. There were no audit-related service fees incurred during fiscal year 2019.

Tax Fees

No fees for tax compliance, tax advice or tax planning were incurred in fiscal years 2020 and 2019.

All Other Fees

There were no other fees billed to Company in fiscal years 2020 and 2019 other than those reported in the categories above.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The engagement of BPM for non-audit accounting and tax services performed for the Company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages BPM require pre-approval by the Audit Committee. The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s Independent Registered Public Accounting Firm. The percentage of Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees, were approved by the Audit Committee in accordance with such policy, was 100% for fiscal year 2020.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present at the virtual Annual Meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of eGain’s Independent Registered Public Accounting Firm but will not be required to select a different Independent Registered Public Accounting Firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

The Board of Directors recommends a vote “FOR” ratification of BPM LLP as eGain’s Independent Registered Public Accounting Firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by eGain under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The current members of the Audit Committee are Christine Russell, Brett Shockley and Dr. Phiroz Darukhanavala, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit Committee performs the following activities:

●	oversees eGain’s financial reporting process on behalf of the Board of Directors; and
●	provides independent, objective oversight of eGain’s accounting functions and internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements contained in the 2020 Annual Report with eGain’s management and its Independent Registered Public Accounting Firm. Management is responsible for the consolidated financial statements and the reporting process, including the system of internal controls. The Independent Registered Public Accounting Firm is responsible for expressing an opinion on the material conformity of those consolidated financial statements with accounting principles generally acceptable in the United States.

The Audit Committee met privately with the Independent Registered Public Accounting Firm, and discussed issues deemed significant by the Independent Registered Public Accounting Firm, including those required by Public Company Accounting Oversight Board (“PCAOB”), Auditing Standards No. 1301, Communications with Audit Committees, about the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company’s consolidated financial statements. In addition, the Audit Committee discussed with the Independent Registered Public Accounting Firm their independence from eGain and its management, including the matters in the written disclosures required by the applicable requirements of the PCAOB. The Audit Committee also considered BPM’s provision of non-audit services to eGain and determined that such provision of such services was compatible with maintaining the independence of BPM. BPM has provided the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm’s communications with the Audit Committee concerning independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2020 Annual Report, for filing with the SEC.

Audit Committee

Christine Russell
Brett Shockley
Dr. Phiroz Darukhanavala

RELATED PARTY TRANSACTIONS

Procedures for Approval of Related Party Transactions

It is eGain’s current policy that all transactions between eGain, on the one hand, and its officers, directors, 5% stockholders and affiliates, on the other hand, will be entered into only if these transactions are approved by a majority of the disinterested directors, are on terms no less favorable to eGain than could be obtained from unaffiliated parties and are reasonably expected to benefit eGain.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposals of stockholders of eGain that are intended to be presented by such stockholders at the 2021 annual meeting of stockholders must be received by the Secretary of eGain no later than June 28, 2021 in order that they may be included in eGain’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the eGain proxy statement for the 2021 annual meeting of stockholders will be ineligible for presentation at the 2021 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary of eGain at the principal executive offices of eGain and otherwise complies with the provisions of its Bylaws. To be timely, eGain’s Bylaws provide that eGain must have received the stockholder’s notice not less than 50 days or more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, eGain must receive the stockholder’s notice by the close of business on the 15th day after the earlier of the day eGain mailed notice of the annual meeting date or provided such public disclosure of the meeting date. You can obtain a copy of our Bylaws by writing to the Secretary at 1252 Borregas Avenue, Sunnyvale, California 94089.

OTHER MATTERS

eGain knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

eGain has adopted a process for mailing the 2020 Annual Report and Proxy Statement called “householding,” which has been approved by the SEC. Householding means that stockholders who share the same last name and address will receive only one copy of the 2020 Annual Report and Proxy Statement, unless eGain receives contrary instructions from any stockholder at that address. eGain will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the 2020 Annual Report and Proxy Statement at the same address, additional copies will be promptly provided to you upon your request. If you are a stockholder of record, you may contact us by writing to Chief Financial Officer, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089 or by calling (408) 636-4500. Eligible stockholders of record receiving multiple copies of the 2020 Annual Report and Proxy Statement can request householding by contacting eGain in the same manner. eGain has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of the 2020 Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

Current and prospective investors can also access free copies of the 2020 Annual Report, Proxy Statement and other financial information on our Investor Relations section of our web site at http://www.egain.com/company/investors/.

ANNUAL REPORT ON FORM 10-K

A copy of eGain’s 2020 Annual Report accompanies this Proxy Statement. An additional copy will be furnished without charge to beneficial stockholders or stockholders of record upon request to Chief Financial Officer, eGain Corporation, 1252 Borregas Avenue, Sunnyvale, California 94089. The Company will provide copies of exhibits to the 2020 Annual Report, but may charge a reasonable fee per page to any requesting stockholder entitled to vote at the Annual Meeting.

Whether you intend to be present at the virtual Annual Meeting or not, we urge you to return your signed proxy promptly.

By order of the Board of Directors,

Ashutosh Roy
Chief Executive Officer

October 27, 2020

Appendix A

EGAIN CORPORATION

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

(As amended through August 30, 2019)

i

(b)	Automatic Grants to Outside Directors	A-5
(c)	Ten-Percent Stockholders	A-6
(d)	Attribution Rules	A-6
(e)	Outstanding Stock	A-6
SECTION 5. STOCK SUBJECT TO PLAN.		A-6
(a)	Basic Limitation	A-6
(b)	Section 162(m)Award Limitation	A-6
(c)	Additional Shares	A-6
(d)	Substitution and Assumption of Awards	A-6
SECTION 6. RESTRICTED SHARES.		A-7
(a)	Restricted Share Award Agreement	A-7
(b)	Payment for Awards	A-7
(c)	Vesting	A-7
(d)	Voting and Dividend Rights	A-7
(e)	Restrictions on Transfer of Shares	A-7
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.		A-7
(a)	Stock Option Award Agreement	A-7
(b)	Number of Shares	A-7
(c)	Exercise Price	A-7
(d)	Withholding Taxes	A-7
(e)	Exercisability and Term	A-8
(f)	Exercise of Options	A-8
(g)	Effect of Change in Control	A-8
(h)	No Rights as a Stockholder	A-8
(i)	Modification, Extension and Renewal of Options	A-8
(j)	Restrictions on Transfer of Shares	A-8
(k)	Buyout Provisions	A-8
SECTION 8. PAYMENT FOR SHARES.		A-8
(a)	General Rule	A-8
(b)	Surrender of Stock	A-8
(c)	Services Rendered	A-8
(d)	Cashless Exercise	A-9
(e)	Exercise/Pledge	A-9
(f)	Net Exercise	A-9
(g)	Promissory Note	A-9
(h)	Other Forms of Payment	A-9
(i)	Limitations under Applicable Law	A-9
SECTION 9. STOCK APPRECIATION RIGHTS.		A-9
(a)	SAR Award Agreement	A-9
(b)	Number of Shares	A-9
(c)	Exercise Price	A-9
(d)	Exercisability and Term	A-9

ii

(e)	Effect of Change in Control	A-10
(f)	Exercise of SARs	A-10
(g)	Modification or Assumption of SARs	A-10
(h)	Buyout Provisions	A-10
SECTION 10. STOCK UNITS.		A-10
(a)	Stock Unit Award Agreement	A-10
(b)	Payment for Awards	A-10
(c)	Vesting Conditions	A-10
(d)	Voting and Dividend Rights	A-10
(e)	Form and Time of Settlement of Stock Units	A-10
(f)	Death of Participant	A-11
(g)	Creditors’ Rights	A-11
SECTION 11. ADJUSTMENT OF SHARES.		A-11
(a)	Adjustments	A-11
(b)	Dissolution or Liquidation	A-11
(c)	Reorganizations	A-11
(d)	Reservation of Rights	A-12
SECTION 12. DEFERRAL OF AWARDS.		A-12
(a)	Committee Powers	A-12
(b)	General Rules	A-12
SECTION 13. AWARDS UNDER OTHER PLANS.		A-12
SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.		A-12
(a)	Effective Date	A-12
(b)	Elections to Receive NSOs, SARs, Restricted Shares or Stock Units	A-12
(c)	Number and Terms of NSOs, SARs, Restricted Shares or Stock Units	A-13
SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.		A-13
SECTION 16. TAXES.		A-13
(a)	Withholding Taxes	A-13
(b)	Share Withholding	A-13
(c)	Section 409A	A-13
SECTION 17. TRANSFERABILITY.		A-13
SECTION 18. PERFORMANCE BASED AWARDS.		A-14
SECTION 19. NO EMPLOYMENT RIGHTS.		A-15
SECTION 20. DURATION AND AMENDMENTS.		A-15
(a)	Term of the Plan	A-15
(b)	Right to Amend the Plan	A-15
(c)	Effect of Termination	A-15
SECTION 21. EXECUTION.		A-15

iii

EGAIN CORPORATION

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

SECTION 1.           ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors effective March 11, 2005 (the “Effective Date”) and was most recently amended and restated on September 30, 2014 and amended on August 30, 2019. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options), or stock appreciation rights.

SECTION 2.           DEFINITIONS.

(a)       “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)       “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c)       “Award Agreement” shall mean the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

(d)       “Board of Directors” or “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(e)       “Change in Control” shall mean the occurrence of any of the following events:

(i)        A change in the composition of the Board of Directors occurs, as a result of which fewer than one- half of the incumbent directors are directors who either:

(A)      Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)      Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

(ii)       Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)     The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)      The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 12(d) and 13(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the public offering of securities or debt of the Company to the public.

(f)       “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)       “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(h)       “Company” shall mean eGain Corporation, a Delaware corporation.

(i)        “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(j)        “Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(k)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)        “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(m)      “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)        If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the OTC Link Quote system;

(ii)       If the Stock was traded on any established stock exchange (such as the New York Stock Exchange or The NASDAQ Stock Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii)     If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(n)       “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(o)       “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(p)       “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)       “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(r)       “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s)       “Participant” shall mean a person who holds an Award.

(t)        “Performance Based Award” shall mean any Restricted Share Award or Stock Unit Award granted to a Participant that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(u)       “Plan” shall mean this 2005 Stock Incentive Plan of eGain Corporation, as amended from time to time.

(v)       “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w)      “Restricted Share” shall mean a Share awarded under the Plan.

(x)       “SAR” shall mean a stock appreciation right granted under the Plan.

(y)       “Service”shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(z)       “Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(aa)     “Stock” shall mean the Common Stock of the Company.

(bb)     “Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Award Agreement.

(cc)     “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(dd)     “Total and Permanent Disability” shall mean any permanent and total disability as defined by Section 22(e)(3) of the Code.

SECTION 3.           ADMINISTRATION.

(a)       Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)       Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so grant.

(c)       Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)       Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)        To interpret the Plan and to apply its provisions;

(ii)       To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)     To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)      To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)       To determine when Awards are to be granted under the Plan;

(vi)      To select the Participants to whom Awards are to be granted;

(vii)     To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii)   To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)      To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)       To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)      To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)     To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)   To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv)    To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)     To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

SECTION 4.           ELIGIBILITY.

(a)       General Rule. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

(b)       Automatic Grants to Outside Directors.

(i)       On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 500 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable on the first anniversary of the date of grant; provided, however, that each such Option shall become vested and exercisable in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested and exercisable in full if a Change in Control occurs with respect to the Company during the Participant’s Service.

(ii)       The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b), (d), (e), (f) or (h).

(iii)     All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

(iv)      The Board of Directors or the Committee in its discretion may change and otherwise revise the terms of the Nonstatutory Options granted to Outside Directors under this Section 4(b), including, without limitation, the number of Shares subject thereto, the type of Award to be granted under this Section 4(b), for Options or other Awards granted on or after the date the Board of Directors or Committee determines to make any such change or revision.

(c)       Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d)       Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e)       Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.           STOCK SUBJECT TO PLAN.

(a)       Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 4,460,000 Shares. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed 4,460,000 Shares plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(c). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)       Section 162(m)Award Limitation. Notwithstanding any contrary provisions of the Plan and subject to the provisions of Section 11, with respect to any Option or SAR intended to qualify as “performance-based compensation” under Section 162(m) of the Code, no Participant eligible for an Award may receive Options or SARs under the Plan in any calendar year that relate to an aggregate of more than 500,000 Shares, and no more than two times this amount in the first year of employment. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Participant. For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(c)       Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards (and not forfeited) shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Any Shares withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(c), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.

(d)       Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a).

SECTION 6.           RESTRICTED SHARES.

(a)       Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

(b)       Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)       Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)       Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Share Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)       Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.           TERMS AND CONDITIONS OF OPTIONS.

(a)       Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement. The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.

(b)       Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c)       Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)       Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)       Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)       Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)       Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)       No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(i)        Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares, without stockholder approval. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option.

(j)        Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)       Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.           PAYMENT FOR SHARES.

(a)       General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.

(b)       Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)       Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)       Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)       Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)       Net Exercise. To the extent that a Stock Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash other form of payment permitted under the Stock Option Agreement.

(g)       Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full- recourse promissory note.

(h)       Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i)        Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.           STOCK APPRECIATION RIGHTS.

(a)       SAR Award Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.

(b)       Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c)       Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

(d)       Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)       Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)       Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)       Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares, without stockholder approval. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h)       Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.         STOCK UNITS.

(a)       Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.

(b)       Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)       Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)       Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e)       Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(f)       Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.

(g)       Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.

SECTION 11.         ADJUSTMENT OF SHARES.

(a)       Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)        The number of Shares available for future Awards under Section 5;

(ii)       The limitations set forth in Sections 5(a) and (b) and Section 18;

(iii)     The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv)      The number of Shares covered by each outstanding Award; and

(v)       The Exercise Price under each outstanding Option and SAR.

(b)       Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)       Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i)        The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)       The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)     The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)      Immediate vesting, exercisability and settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or

(v)       Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(d)       Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

SECTION 12.         DEFERRAL OF AWARDS.

(a)       Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)        Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)       Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)     Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)       General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.         AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.         PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)       Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b)       Elections to Receive NSOs, SARs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c)       Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. The number of NSOs, SARs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15.         LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16.         TAXES.

(a)       Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)       Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the minimum legally required tax withholding.

(c)       Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.         TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17 shall be void and unenforceable against the Company.

SECTION 18.         PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Performance Based Award, the following conditions shall apply:

(i)        The amount potentially available under a Performance Based Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, or (u) test volume metrics (“Qualifying Performance Criteria”), any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award;

(ii)      Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (vi) to exclude the dilutive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m);

(iii)     The Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award; and

(iv)      The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(v)       The maximum aggregate number of Shares that may be subject to Performance Based Awards granted to a Participant in any calendar year is 500,000 Shares (subject to adjustment under Section 11), and no more than two times this amount in the first year of employment.

SECTION 19.         NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 20.         DURATION AND AMENDMENTS.

(a)       Term of the Plan. The Plan, as set forth herein, shall terminate automatically on September 30, 2024. The Board of Directors may suspend or terminate the Plan at any time.

(b)       Right to Amend the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)       Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 21.         EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

EGAIN CORPORATION

By	/s/ Eric Smit

Name	Eric Smit

Title	Chief Financial Officer

Appendix B

EGAIN CORPORATION

AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN

(Initially Adopted by the Board of Directors on May 27, 2005)

(f)	Exercise of Options Upon Termination of Service	B-5
(g)	Effect of Change in Control	B-5
(h)	Leaves of Absence	B-5
(i)	No Rights as a Stockholder	B-5
(j)	Modification, Extension and Renewal of Options	B-5
(k)	Restrictions on Transfer of Shares	B-5
(l)	Buyout Provisions	B-5
SECTION 7. PAYMENT FOR SHARES.		B-6
(a)	General Rule	B-6
(b)	Surrender of Stock	B-6
(c)	Services Rendered	B-6
(d)	Cashless Exercise	B-6
(e)	Exercise/Pledge	B-6
(f)	Promissory Note	B-6
(g)	Other Forms of Payment	B-6
(h)	Limitations under Applicable Law	B-6
SECTION 8. ADJUSTMENT OF SHARES.		B-6
(a)	Adjustments	B-6
(b)	Dissolution or Liquidation	B-6
(c)	Reorganizations	B-7
(d)	Reservation of Rights	B-7
SECTION 9. DEFERRAL OF AWARDS.		B-7
(a)	Committee Powers	B-7
(b)	General Rules	B-7
SECTION 10. AWARDS UNDER OTHER PLANS.		B-7
SECTION 11. LEGAL AND REGULATORY REQUIREMENTS.		B-7
SECTION 12. WITHHOLDING TAXES.		B-8
(a)	General	B-8
(b)	Share Withholding	B-8
SECTION 13. OTHER PROVISIONS APPLICABLE TO AWARDS.		B-8
(a)	Transferability	B-8
(b)	Qualifying Performance Criteria	B-8
SECTION 14. NO EMPLOYMENT RIGHTS.		B-8
SECTION 15. DURATION AND AMENDMENTS.		B-8
(a)	Term of the Plan	B-8
(b)	Right to Amend or Terminate the Plan	B-9
(c)	Effect of Termination	B-9
SECTION 16. EXECUTION.		B-9

eGAIN CORPORATION

AMENDED AND RESTATED 2005 MANAGEMENT STOCK OPTION PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors effective May 27, 2005 (the “Effective Date”), and most recently amended on August 29, 2014. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Officers of the Company to focus on critical long-range objectives, (b) encouraging the retention of Officers with exceptional qualifications and (c) linking Officers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of options.

SECTION 2.  DEFINITIONS.

(a)     “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b)     “Award” shall mean any award of an Option under the Plan.

(c)     “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)     “Change in Control” shall mean the occurrence of any of the following events:

(i)      A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)    Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)    Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii)     Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)   The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)    The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii)) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)     “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g)     “Company” shall mean eGain Corporation, a Delaware corporation.

(h)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)      “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

(j)      “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)      If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;

(ii)     If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii)    If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)    If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(k)     “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an employee incentive stock option described in Section 422 of the Code.

(l)      “Officer” shall mean any individual who is a common-law employee who are directors, officers or other key employees of the Company as approved by the Company’s Board of Directors.

(m)    “Option” shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(n)     “Optionee” shall mean an individual or estate who holds an Option.

(o)     “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(p)     “Participant” shall mean an individual or estate who holds an Award.

(q)     “Plan” shall mean this 2005 Management Stock Option Plan of eGain Corporation, as amended from time to time.

(r)      “Service” shall mean service as an Officer.

(s)     “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(t)      “Stock” shall mean the Common Stock of the Company.

(u)     “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(v)     “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION.

(a)     Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)     Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c)     Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)      To interpret the Plan and to apply its provisions;

(ii)     To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)   To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)    To determine when Awards are to be granted under the Plan;

(v)     To select the Optionees;

(vi)    To determine the number of Shares to be made subject to each Award;

(vii)   To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), and to specify the provisions of the agreement relating to such Award;

(viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix)    To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x)     To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi)    To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii)   To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv)  To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Option.

SECTION 4.  ELIGIBILITY.

(a)     General Rule. Only Officers shall be eligible for the grant of Nonstatutory Options.

SECTION 5.  STOCK SUBJECT TO PLAN.

(a)     Basic Limitation. The aggregate number of Shares which may be issued under the Plan shall not exceed 2,962,400 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)     Award Limitation. Subject to the provisions of Section 8, no Participant may receive Options under the Plan in any calendar year that relate to more than 250,000 Shares.

(c)     Additional Shares. If Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

(a)     Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify that the Option is an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)     Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8.

(c)     Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula.

Subject to the foregoing in this Section 6(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 7.

(d)     Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)     Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term shall in no event exceed five years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Subject to the foregoing in this Section 6(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)     Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)     Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)     Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i)      No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 8.

(j)      Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(k)     Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(l)      Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 7.  PAYMENT FOR SHARES.

(a)     General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 7(b) through Section 7(g) below.

(b)     Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)     Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award.

(d)     Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)     Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)     Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g)     Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)     Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 8.  ADJUSTMENT OF SHARES.

(a)     Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)      The number of Options available for future Awards under Section 5;

(ii)     The limitations set forth in Sections 5(a) and (b);

(iii)   The number of Shares covered by each outstanding Option; or

(iv)    The Exercise Price under each outstanding Option.

Except as provided in this Section 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)     Dissolution or Liquidation. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)     Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)      The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)     The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)   The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)    Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)     Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)     Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.  DEFERRAL OF AWARDS.

(a)     Committee Powers. The Committee (in its sole discretion) may permit or require a Participant to have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)     General Rules. A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

SECTION 10.  AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may not be settled in the form of Shares issued under this Plan.

SECTION 11.  LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 12.  WITHHOLDING TAXES.

(a)     General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)     Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 13.  OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)     Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution. Any purported assignment, transfer or encumbrance in violation of this Section 13(a) shall be void and unenforceable against the Company.

(b)     Qualifying Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”).

The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 14.  NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 15.  DURATION AND AMENDMENTS.

(a)     Term of the Plan. The Plan, as set forth herein, shall terminate automatically on September 30, 2024 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)     Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)     Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 16.  EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

eGAIN CORPORATION

By	/s/ Eric N. Smit

Name	Eric N. Smit

Title	Chief Financial Officer

EGAIN CORPORATION

2005 MANAGEMENT STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following Option to purchase Common Stock of eGAIN CORPORATION, a Delaware corporation (the “Company”) under the Company’s 2005 Management Stock Option Plan (the “Plan”):

Name of Optionee:	[Name of Optionee]

Total Number of Option Shares Granted:	[Total Number of Shares]

Type of Option:	Nonstatutory Stock Option

Exercise Price Per Share:	$

Grant Date:	[Date of Grant]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:

This Option becomes exercisable with respect to 1/48th of the shares subject to this Option when you complete each month of continuous “Service” (as defined in the Plan) from the Vesting Commencement Date.

Expiration Date:	[Expiration Date] This Option expires earlier if your Service terminates earlier, as descried in the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	eGAIN CORPORATION

By:
Optionee’s Signature

Title:
Optionee’s Printed Name

eGAIN CORPORATION

2005 MANAGEMENT STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Tax Treatment	This Option is intended to be a nonstatutory option, as provided in the Notice of Stock Option Grant.

Vesting

This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service has terminated for any reason.

Term

This Option expires in any event at the close of business at Company headquarters on the day before the 5th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant. This Option may expire earlier if your Service terminates, as described below.

Regular Termination

If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

Death

If you die, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability

If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise

The Company will not permit you to exercise this Option if the issuance of shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

Notice of Exercise

When you wish to exercise this Option you must notify the Company by completing the attached “Notice of Exercise of Stock Option” form and filing it with the Human Resources Department of the Company. You notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

● Your personal check, a cashier’s check or a money order.

●     Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

●     By delivering on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option shares and to deliver to the Company from the sale proceeds in an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

●     Irrevocable directions to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special “Notice of Exercise” form provided by the Company.

Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Company in its sole discretion.

Withholding Taxes and Stock Withholding

You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

Restrictions on Resale

By signing this Agreement, you agree not to sell any Option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale (e.g., a lock-up period after the Company goes public). This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option

In general, only you can exercise this Option prior to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

However, the “Committee” (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights

Neither your Option nor this Agreement gives you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.
Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Stock Option Agreement shall have the meanings assigned to them in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT

YOU AGREE TO ALL OF THE TERMS AND CONDITIONS

DESCRIBED ABOVE IN THE PLAN

eGAIN CORPORATION

2005 MANAGEMENT STOCK OPTION PLAN

NOTICE OF EXERCISE OF STOCK OPTION

You must sign this Notice on the last page before submitting it to the Company

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 200	Type of Stock Option:
Exercise Price per Share: $	Nonstatutory (NSO)

Total number of shares of Common Stock of eGAIN CORPORATION, a Delaware corporation (the “Company”) covered by option: ____________

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: ____________

(These shares are referred to below as the “Purchased Shares.”)

Total exercise price for the Purchased Shares: $ _________

Form of payment enclosed [check all that apply]:

□     Check for $ ____________, payable to “eGAIN CORPORATION”

□     Certificate(s) for _____________ shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

□     Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased Shares should be registered

[please check one box]:

□    In my name only

□    In the names of my spouse and myself as community property  My spouse’s name (if applicable):

_______________________

□    In the names of my spouse and myself as joint tenants with the right of survivorship

□    In the name of an eligible revocable trust                                                                   Full legal name of revocable trust:

_______________________

_______________________

_______________________

The certificate for the Purchased Shares should be sent to the following address:

_______________________

_______________________

_______________________

_______________________

_______________________

_______________________

ACKNOWLEDGMENTS:

1.        I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.

2.        I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2005 Management Stock Option Plan and the tax consequences of an exercise.

3.        In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.        I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes.

SIGNATURE AND DATE:

, 20

Appendix C

EGAIN CORPORATION

2017 EMPLOYEE STOCK PURCHASE PLAN

(as adopted by the Board October 16, 2017)

Table of ContentsTable of Contents

Table of ContentsTable of Contents

(b)	Leave of Absence	4
(c)	Death	5
SECTION 8	Plan Accounts and Purchase Of Shares.	5
(a)	Plan Accounts	5
(b)	Purchase Price	5
(c)	Number of Shares Purchased	5
(d)	Available Shares Insufficient	5
(e)	Issuance of Stock	5
(f)	Unused Cash Balances	5
(g)	Stockholder Approval	5
SECTION 9	Limitations On Stock Ownership.	6
(a)	Five Percent Limit	6
(b)	Dollar Limit	6
SECTION 10	Rights Not Transferable.	6
SECTION 11	No Rights As An Employee	6
SECTION 12	No Rights As A Stockholder.	6
SECTION 13	Securities Law Requirements.	7
SECTION 14	Stock Offered Under The Plan.	7
(a)	Authorized Shares	7
(b)	Antidilution Adjustments	7
(c)	Reorganizations	7
SECTION 15	Amendment Or Discontinuance.	7
SECTION 16	Execution.	8

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eGAIN CORPORATION

2017 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1         Purpose Of The Plan.

The Plan was adopted by the Board on October 16, 2017 and shall be effective on November 21, 2017, subject to stockholder approval (the “Effective Date”). The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2         Definitions.

(a)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)          “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan.

(d)          “Company” means eGain Corporation, a Delaware corporation.

(e)           “Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f)           “Corporate Reorganization” means:

(i)           The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii)          The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g)          “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

(h)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)           “Fair Market Value” means the fair market value of a share of Stock, determined as follows:

(i)           If Stock was traded on any established national securities exchange including the New York Stock Exchange or The NASDAQ Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in

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the Stock) on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable; or

(ii)          If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.

(j)           “Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.

(k)          “Offering Date” means the first day of an Offering.

(l)           “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).

(m)         “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).

(n)          “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(o)          “Plan” means this eGain Corporation 2017 Employee Stock Purchase Plan, as it may be amended from time to time.

(p)          “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q)          “Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.

(r)           “Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.

(s)           “Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).

(t)           “Stock” means the Common Stock of the Company.

(u)          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(r)           “Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.

SECTION 3         Administration Of The Plan.

(a)          Administrative Powers and Responsibilities. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise

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determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.

(b)          International Administration. The Committee may establish sub-plans (which need not qualify under section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with section 423 of the Code.

SECTION 4          Enrollment And Participation.

(a)          Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.

(b)          Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purposes from time to time by the Company to Eligible Employees.

(c)          Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest

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Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5          Employee Contributions.

(a)          Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.

(b)          Amount of Payroll Deductions. An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15% (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).

(c)           Changing Withholding Rate. Unless otherwise provided under the terms and conditions of an Offering, a Participant may not increase the rate of payroll withholding during the Offering Period, but may discontinue or decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.

(d)          Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).

SECTION 6         Withdrawal From The Plan.

(a)          Withdrawal. A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b)          Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7          Change In Employment Status.

(a)           Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.

(b)          Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

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(c)          Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.

SECTION 8         Plan Accounts and Purchase Of Shares.

(a)          Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b)          Purchase Price. The Purchase Price for each share of Stock purchased during an Offering Period shall be the lesser of:

(i)           85% of the Fair Market Value of such share on the Purchase Date; or

(ii)          85% of the Fair Market Value of such share on the Offering Date.

The Committee may specify for an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.

(c)          Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of shares of Stock which may be purchased by an individual Participant during such Offering is 25,000 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.

(d)          Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e)           Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f)           Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

(g)          Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan

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notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

SECTION 9          Limitations On Stock Ownership.

(a)          Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i)           Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii)          Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)         Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.

(b)          Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds $25,000 of Fair Market Value of such Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10        Rights Not Transferable.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11       No Rights As An Employee.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12       No Rights As A Stockholder.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

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SECTION 13       Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14       Stock Offered Under The Plan.

(a)          Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is 400,000 shares plus an annual increase to be added on the first day of each of the Company’s fiscal years for a period of up to ten years, beginning with the fiscal year that begins July 1, 2018, equal to the least of (i) one percent (1%) of the outstanding shares of Stock on such date, (ii) 300,000 shares, or (iii) a lesser amount determined by the Committee or Board. The aggregate number of shares available for purchase under the Plan (and the limit in clause ii to the annual increase thereto) shall at all times be subject to adjustment pursuant to Section 14(b).

(b)          Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).

(c)           Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15       Amendment Or Discontinuance.

The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under this Plan.

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SECTION 16        Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

eGAIN CORPORATION

By:	/s/ Eric N. Smit
Name:	Eric N. Smit
Title:	Chief Financial Officer

Date:	11/7/2018

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. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Standard Time, on December 4, 2020. Vote by Internet • Go to www.investorvote.com/EGAN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2. FOR Proposal 3. FOR Proposal 4. FOR Proposal 5. For 1 YEAR in Proposal 6. And FOR Proposal 7. For Withhold 1. Election of Directors: For Withhold For Withhold 01 - Ashutosh Roy* 02 - Gunjan Sinha* 03 – Phiroz P. Darukhanavala* 05 - Christine Russell* 04 - Brett Shockley* *To serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation. For Against Abstain 2. Approval and ratification of the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan For Against Abstain 3. Approval and ratification of the 2005 Management Stock Option Plan, as amended in 2014 For Against Abstain 4. Approval and ratification of 2017 Employee Stock Purchase Plan For Against Abstain 5. Approval, on a non-binding advisory basis, of the compensation of the named executive officers 1 Year 2 Years 3 Years Abstain 6. Approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation ForAgainst Abstain 7. Ratification of the appointment of BPM LLP., as the Independent Registered Public Accounting Firm NOTE: In their discretion the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

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. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + 1 U P X 02G00 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stock holders, the Proxy Statement and Annual Report are available at: www.edocumentview.com/EGAN q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — eGain Corporation + Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders, December 4, 2020 (see Proxy Statement for discussion of items) The undersigned hereby appoints Ashutosh Roy and Eric Smit as proxy, with full power of substitution, to vote all shares of eGain Corporation Common Stock which each of the undersigned is entitled to vote on all matters which may properly come before the 2020 Annual Meeting of Stockholders of eGain Corporation, or any adjournment thereof. The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Proposal 1, the election of each of the nominees for director, FOR Proposal 2, approval and ratification of the 2014 and 2019 amendments to the Amended and Restated 2005 Stock Incentive Plan, FOR Proposal 3, approval and ratification to the 2005 Management Stock Option Plan, as amended in 2014, FOR Proposal 4, approval and ratification of 2017 Employee Stock Purchase Plan, FOR Proposal 5, approval, on a non-binding advisory basis, of the compensation of the named executive officers, for 1 YEAR in Proposal 6, approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation, FOR Proposal 7, the ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm, and at the discretion of the proxies on any other matter that may properly come before the meeting. Please sign, date and return promptly in the accompanying envelope. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE C Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.